                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [X] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         DYNAMIC MATERIALS CORPORATION
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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

                         DYNAMIC MATERIALS CORPORATION
                             551 ASPEN RIDGE DRIVE
                           LAFAYETTE, COLORADO 80026

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 23, 1997

To the Shareholders of
DYNAMIC MATERIALS CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of DYNAMIC MATERIALS CORPORATION, a Colorado corporation (the "Company"), will be held on Friday, May 23, 1997 at 12:00 p.m. local time at Nemacolin Woodlands Resort & Spa, Route 40E, Farmington, Pennsylvania 15437 for the following purposes:

          1. To elect four directors to serve for the ensuing year a until their successors are elected.

          2. To approve the amendment and restatement of the Company's 1992 Incentive Stock Option Plan and 1994 Nonemployee Director Stock Option Plan in the form of the 1997 Equity Incentive Plan and to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 275,000 shares.

          3. To approve the reincorporation of the Company into Delaware.

          4. To ratify the selection of Arthur Andersen LLP as independent accountants of the Company for its fiscal year ending December 31, 1997.

          5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on April 10, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.
                                            By Order of the Board of Directors,

                                            /s/ RICHARD A. SANTA
                                            RICHARD A. SANTA
                                            Chief Financial Officer
                                            and Secretary

Lafayette, Colorado
April 17, 1997

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                         DYNAMIC MATERIALS CORPORATION
                             551 ASPEN RIDGE DRIVE
                           LAFAYETTE, COLORADO 80026

                             ---------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 23, 1997
                             ---------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of Dynamic Materials Corporation, a Colorado corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Friday, May 23, 1997 at 12:00 p.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at Nemacolin Woodlands Resort & Spa, Route 40E, Farmington, Pennsylvania 15437. The Company intends to mail this proxy statement and accompanying proxy card on or about April 17, 1997, to all shareholders entitled to vote at the Annual Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on April 10, 1997 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 10, 1997 the Company had outstanding and entitled to vote [2,658,129] shares of Common Stock.

     Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

     All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will be considered present at the Annual Meeting for the purpose of establishing a quorum.

     With regard to election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.

     Abstentions may be specified on the proposals to approve the 1997 Equity Incentive Plan, to reincorporate the Company in Delaware and to ratify the Company's auditors. Abstentions on the proposal to ratify the Company's auditors will have no effect. Abstentions on the proposals to approve the 1997 Equity Incentive Plan and to reincorporate the Company in Delaware will have the effect of a negative vote.

     Brokerage firms who hold shares in "street name" for customers have the authority to vote those shares with respect to the election of directors and the ratification of the appointment of the Company's auditors if such firms have not received voting instructions from a beneficial owner. Brokers will not have authority to vote shares with respect to the proposals to approve the 1997 Equity Incentive Plan or to reincorporate the Company in Delaware. A failure of brokers to vote shares in the absence of instructions (a "broker non-vote") will have the effect of a vote against the proposals to approve the 1997 Equity Incentive Plan and to reincorporate the Company in Delaware; broker non-votes will have no effect with respect to any other matter considered at the Annual Meeting.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 551 Aspen Ridge Road, Lafayette, Colorado 80026, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy. If no direction is indicated, the shares will be voted FOR the election of each of the nominees for director, FOR the 1997 Equity Incentive Plan, FOR the reincorporation of the Company into Delaware and FOR the selection of Arthur Andersen LLP as the Company's independent accountants for the current fiscal year. The persons named in the proxies will have discretionary authority to vote all proxies with respect to additional matters that are properly presented for action at the Annual Meeting.

SHAREHOLDER PROPOSALS

     Proposals of shareholders that are intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by the Company not later than December 18, 1997 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     There are four nominees for election to the Board at the Annual Meeting. Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company, having been elected by the shareholders. If Proposal 3, reincorporation of the Company into Delaware, is approved, then the Company will have a classified Board of Directors and only two of such four directors will be re-elected at the next annual meeting. For a further discussion of the classified Board please see Proposal 3.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

     The names of the nominees and certain information about them are set forth below.

                                                          DIRECTOR
                      NAME                        AGE       SINCE
                      ----                        ---     --------
Mr. Dean K. Allen...............................  61    July 1993
Mr. David E. Bartlett...........................  44    February 1996
Mr. Paul Lange..................................  44    October 1993
Dr. George W. Morgenthaler......................  70    June 1986

     MR. DEAN K. ALLEN. Mr. Allen has served the Company as a director since July 1993. Mr. Allen is President of Parsons Europe, Middle East and South Africa, a position he has held since February 1996. Mr. Allen was Vice President and General Manager of Raytheon Engineers and Constructors, Europe, from February 1994 to December 1995, and was President of Allen & Associates from April 1992 to 1994.

     MR. DAVID E. BARTLETT. Mr. Bartlett has served the Company as a director since February 1996. Mr. Bartlett is Vice President of Business Development and General Counsel of Agent Based Curricula, Inc., a position he has held since September 1996. Prior thereto, Mr. Bartlett was a partner in the Boulder office of the law firm of Cooley Godward LLP and was with such firm since 1987.

     MR. PAUL LANGE. Mr. Lange has served as President, Chief Executive Officer and a director of the Company since October 1993. Prior to joining the Company Mr. Lange was Vice President and General Manager of the Engineered Materials Group of Englehard Corporation, Director at Englehard/Hankuk and Chairman of the Board of Englehard Canada, from 1989 to 1993.

     DR. GEORGE W. MORGENTHALER. Mr. Morgenthaler has served as a director of the Company since June 1986 and during the period from 1971 to 1976. Dr. Morgenthaler has been a Professor of Aerospace Engineering and Associate Dean of Engineering at the University of Colorado at Boulder since 1986.

  Executive Officers

     The following individuals serve as executive officers of the Company. Each executive officer is elected annually by the Board of Directors and serves at the pleasure of the Board.

        NAME                         POSITION                 AGE
        ----                         --------                 ---
Mr. Paul Lange         President and Chief Executive Officer  44
Mr. Richard A. Santa   Chief Financial Officer                46
Mr. Michael W. Beam    Vice President of Marketing and Sales  45
Mr. Edward G. Reineke  Vice President of Operations           39

     MR. PAUL LANGE. See above.

     MR. RICHARD A. SANTA. Mr. Santa has been employed by the Company since October 1996. Prior to joining the Company, Mr. Santa was Corporate Controller of Scott Sports Group Inc. from 1993 to October 1996. From 1992 to 1993 Mr. Santa was Chief Financial Officer of Scott USA, a division of Scott Sports Group Inc.

     MR. MICHAEL W. BEAM. Mr. Beam has been employed by the Company since April 1995. Prior to joining the Company, Mr. Beam was Director of Worldwide Sales at Indium Corporation, a producer and manufacturer of indium-based products, from 1990 to 1995.

     MR. EDWARD G. REINEKE. Mr. Reineke has been employed by the Company since April 1986 and became Vice President of Operations effective January 1, 1996. Prior to becoming Vice President of Operations, he held the positions of Senior Development Engineer, Engineering Manager, New Business Development Manager and Director of Operations.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended December 31, 1996, the Board of Directors held nine meetings. The Board has an Audit Committee and a Compensation Committee.

     The Audit Committee meets with the Company's independent accountants at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent accountants to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. During the year ended December 31, 1996, the Audit Committee was composed of two non-employee directors, Messrs. Edward A. Keible and Michael C. Hone. Mr. Hone resigned from the Board of Directors in January 1997, and Mr. Keible is not standing for re-election. The Audit Committee met once during such fiscal year. The Audit Committee is currently composed of two non-employee directors, Mr. Bartlett and Dr. Morgenthaler.

     The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and non-employee directors under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. During the year ended December 31, 1996, the Compensation Committee was composed of three non-employee directors, Messrs. Allen and Keible and Dr. Morgenthaler. It met once during such fiscal year. The Compensation Committee is currently composed of three non-employee directors, Messrs. Allen and Bartlett and Dr. Morgenthaler.

     During the fiscal year ended December 31, 1996, each Board member attended 75% or more of the meetings of the Board and of the committees on which he served that were held during the period(s) for which he served as a director and committee member.

              PROPOSAL 2 -- APPROVAL OF 1997 EQUITY INCENTIVE PLAN

     In January, 1992, the Board of Directors adopted, and the shareholders subsequently approved, the Company's 1992 Incentive Stock Option Plan (the "1992 Plan"). As a result of a series of amendments, at December 31, 1996 there were 550,000 shares of the Company's Common Stock authorized for issuance under the 1992 Plan.

     At December 31, 1996, options (net of canceled or expired options) covering an aggregate of 421,750 shares of the Company's Common Stock had been granted under the 1992 Plan, and only 128,250 shares (plus any shares that might in the future be returned to the plan as a result of the cancellation or expiration of options) remained available for future grant under the 1992 Plan.

     In September 1994, the Board of Directors adopted, and the shareholders subsequently approved, the Company's 1994 Nonemployee Director Stock Option Plan (the "1994 Plan"), authorizing the issuance of 100,000 shares of the Company's Common Stock thereunder.

     At December 31, 1996, options (net of canceled or expired options) covering an aggregate of 52,500 shares of the Company's Common Stock had been granted under the 1994 Plan, and only 47,500 shares (plus any shares that might in the future be returned to the plan as a result of the cancellation or expirations of options) remained available for future grant under the 1994 Plan.

     In March 1997, the Board approved the amendment and restatement of the 1992 Plan and the 1994 Plan in the form of the 1997 Equity Incentive Plan (the "1997 Plan"), subject to shareholder approval. The 1997 Plan enhances the flexibility of the Board and the Compensation Committee in granting stock options to the Company's employees, consultants and non-employee directors by including provisions for the grant of incentive stock options and nonstatutory stock options out of a single share reserve. The 1997 Plan also updates the 1992 Plan and 1994 Plan to comply with new Rule 16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and provides the Board with more flexibility to amend the plan in the future. The amendment and restatement also increases the number of shares authorized for issuance under the 1997 Plan by 275,000 shares, from a total of 650,000 shares to 925,000 shares. The Board adopted this amendment to ensure that the Company can continue to grant stock options to employees at levels determined appropriate by the Board and the Compensation Committee.

     The 1997 Plan also will generally permit the Company, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), to continue to be able to deduct as a business expense certain compensation attributable to the exercise of stock options granted under the 1992 Plan. Section 162(m) denies a deduction to any publicly held corporation for certain compensation paid to specified employees in a taxable year to the extent that the compensation exceeds $1,000,000 for any covered employee. See "Federal Income Tax Information" below for a discussion of the application of Section 162(m). In light of the Section 162(m) requirements, the Board has amended and restated the 1992 Plan and the 1994 Plan in the form of the 1997 Plan, subject to shareholder approval, to include a limitation providing that no employee may be granted options under the 1997 Plan during a calendar year to purchase in excess of 200,000 shares of Common Stock. Previously, no such formal limitation was placed on the number of shares available for option grants to an employee. In addition, the 1992 Plan and 1994 Plan were amended and restated in the form of the 1997 Plan, subject to shareholder approval, to provide that, in the Board's discretion, directors who grant options to covered employees generally will be "outside directors" as defined in Section 162(m). For a description of this requirement, see "Administration."

     Shareholders are requested in this Proposal 2 to approve the 1997 Plan. If the shareholders fail to approve this Proposal 2, options granted under the 1997 Plan will not qualify as performance-based compensation and, in some circumstances, the Company may be denied a business expense deduction for compensation recognized in connection with the exercise of these stock options. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote will be required to approve the 1997 Plan. Abstentions and broker non-votes on Proposal 2 will have the effect of a negative vote. A copy of the 1997 Plan is attached as Exhibit A.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

     The essential features of the 1997 Plan are outlined below:

GENERAL

     The 1997 Plan provides for the grant of both incentive and nonstatutory stock options. Incentive stock options granted under the 1997 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the 1997 Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options.

PURPOSE

     The 1997 Plan was adopted to provide a means by which selected officers and employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the Company's approximately 110 employees are eligible to participate in the 1997 Plan.

ADMINISTRATION

     The 1997 Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the 1997 Plan and, subject to the provisions of the 1997 Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and other terms of the option. The Board of Directors is authorized to delegate administration of the 1997 Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the 1997 Plan to the Compensation Committee of the Board. As used herein with respect to the 1997 Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

     Proposed regulations under Section 162(m) of the Code require that the directors who serve as members of the Compensation Committee must be "outside directors." The 1992 Plan and the 1994 Plan have been amended and restated in the form of the 1997 Plan, subject to shareholder approval, to provide that, in the Board's discretion, directors serving on the Committee will also be "outside directors" within the meaning of Section 162(m). This limitation would exclude from the Compensation Committee (i) current employees of the Company, (ii) former employees of the Company receiving compensation for past services (other than benefits under a tax-qualified pension plan), (iii) current and former officers of the Company, (iv) directors currently receiving direct or indirect remuneration from the Company in any capacity (other than as a director), unless any such person is otherwise considered an "outside director" for purposes of
Section 162(m). The Company currently intends to monitor the proposed regulations and will determine at the appropriate time whether to make any change to the composition of its Compensation Committee if any would be required by the final regulations.

ELIGIBILITY

     Incentive stock options may be granted under the 1997 Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors and consultants are eligible to receive nonstatutory stock options under the 1997 Plan.

     No incentive stock option may be granted under the 1997 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the 1997 Plan after 1997, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

     Subject to shareholder approval of this Proposal 2, the Company has added to the 1997 Plan a per-employee, per-calendar year limitation equal to 200,000 shares of Common Stock. The purpose of adding this limitation is generally to permit the Company to continue to be able to deduct for tax purposes the compensation attributable to the exercise of options granted under the 1997 Plan. Previously, the Board or the Compensation Committee determined in its discretion the number of shares subject to each option.

STOCK SUBJECT TO THE 1997 PLAN

     If options granted under the 1992 Plan, 1994 Plan or 1997 Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the 1997 Plan.

TERMS OF OPTIONS

     The following is a description of the permissible terms of options under the 1997 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

     Exercise Price; Payment. The exercise price of incentive stock options under the 1997 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above) may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the 1997 Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. However, if options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m). See "Federal Income
Tax Information." At April   , 1997, the closing price of the Company's Common
Stock as reported on the Nasdaq Stock Market (National Market) was $ per share.

     In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. To the extent required by Section 162(m), an option repriced under the 1997 Plan is deemed to be canceled and a new option granted. Both the option deemed to be canceled and the new option deemed to be granted will be counted against the 200,000-share limitation.

     The exercise price of options granted under the 1997 Plan must be paid either: (a) in cash or by check at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (c) in any other form of legal consideration acceptable to the Board.

     Option Exercise. Options granted under the 1997 Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by options granted under the 1997 Plan will typically vest at the rate of 25% on each anniversary of the date of grant over four years, except with respect to option grants to non-employee directors which will vest in full on the first anniversary of the date of the grant. Shares covered by currently outstanding options granted under the 1992 Plan typically vest at the rate of 25% on each anniversary of the date of grant over four years during the optionee's employment. Shares covered by currently outstanding options granted under the 1994 Plan typically vest in full on the first anniversary of the date of grant. Shares covered by options granted in the future under the 1997 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 1997 Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the employ of the Company before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

     Term. The maximum term of options under the 1997 Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the 1997 Plan terminate three months after termination of the optionee's employment or relationship as a consultant or director of the Company or any affiliate of the Company, unless (a) such termination is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within one year of such termination; (b) the optionee dies while employed by or serving as a consultant or director of the Company or any affiliate of the Company, or within three months after termination of such relationship, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within 18 months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

ADJUSTMENT PROVISIONS

     If there is any change in the stock subject to the 1997 Plan or subject to any option granted under the 1997 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 1997 Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan, the maximum number of shares which may be granted to an employee during a calendar year, and the class, number of shares and price per share of stock subject to such outstanding options.

EFFECT OF CERTAIN CORPORATE EVENTS

     The 1997 Plan provides that, in the event of a dissolution or liquidation of the Company, or specified types of mergers or other corporate reorganizations, to the extent permitted by law, any surviving corporation will be required to either assume options outstanding under the 1997 Plan or substitute similar options for those outstanding under such plan, or such outstanding options will continue in full force and effect. In the event that any surviving corporation declines to assume or continue options outstanding under the 1997 Plan, or to substitute similar options, then the time during which such options may be exercised will be accelerated and the options terminated if not exercised during such time. The acceleration of an option in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the 1997 Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1997 Plan will terminate on March 3, 2007.

     The Board may also amend the 1997 Plan at any time or from time to time. However, no amendment will be effective unless approved by the shareholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (a) modify the requirements as to eligibility for participation (to the extent such modification requires shareholder approval in order for the 1997 Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 of the Exchange Act); (b) increase the number of shares reserved for issuance upon exercise of options; or (c) change any other provision of the 1997 Plan in any other way if such modification requires shareholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the 1997 Plan for shareholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

RESTRICTIONS ON TRANSFER

     Under the 1997 Plan, an incentive stock option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the optionee may be exercised only by the optionee. A nonstatutory stock option may not be transferred except by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order." In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

FEDERAL INCOME TAX INFORMATION

     Incentive Stock Options. Incentive stock options under the 1997 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

     There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

     If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is currently 28% while the maximum ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     Nonstatutory Stock Options. Nonstatutory stock options granted under the 1997 Plan generally have the following federal income tax consequences:

     There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to
Section 16(b) of the Exchange Act.

     Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with proposed regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the shareholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by shareholders.

     New Plan Benefits. The following table presents certain information with respect to options to be granted under the 1997 Plan during the Company's fiscal year ending December 31, 1997 to (i) the Named Executive Officers (as defined in "Executive Compensation" below), (ii) all executive officers as a group, (iii) all non-executive officer directors as a group, and (iv) all non-executive officer employees as a group.

                               NEW PLAN BENEFITS

                                                                  1997 EQUITY INCENTIVE PLAN
                                                          -------------------------------------------
                                                                             NUMBER OF SHARES SUBJECT
                   NAME AND POSITION                      DOLLAR VALUE(1)       TO OPTIONS GRANTED
                   -----------------                      ---------------    ------------------------
Paul Lange(2)...........................................     $196,875                 25,000
Richard A. Santa(2).....................................     $200,000                 25,000
Michael W. Beam(2)......................................     $157,500                 20,000
Edward G. Reineke(2)....................................     $137,813                 17,500
All Executive Officers as a Group(2)....................     $692,188                 87,500
All Non-Executive Officer Directors as a Group..........     $     (3)                15,000
All Non-Executive Officer Employees as a Group(2).......     $613,938                 80,500

---------------

(1) Exercise price multiplied by the number of shares underlying the option(s).

(2) Option grants to this person or group of persons will be made at the discretion of the Board and are not determinable at this time. Accordingly, this table sets forth information regarding option grant actually made to such person or group of persons during the Company's fiscal year ended December 31, 1996.

(3) Based on an assumed exercise price of $          per share, the closing
    price of the Company's Common Stock on April   , 1997, as reported on the
    Nasdaq Stock Market (National Market). The actual exercise price will be equal to the closing price on May 23, 1997.

            PROPOSAL 3 -- REINCORPORATION OF THE COMPANY IN DELAWARE
               AND RELATED CHANGES TO THE RIGHTS OF SHAREHOLDERS

GENERAL

     In March 1997, the Board of Directors unanimously approved a proposal to change the Company's state of incorporation from Colorado to Delaware (the "Reincorporation"). The Board of Directors believes the change in domicile to be in the best interests of the Company and its shareholders for several reasons. Principally, the Board of Directors believes that reincorporation will enhance the Company's ability to attract and retain qualified directors as well as to encourage directors to continue to make independent decisions in good faith on behalf of the Company. To date, the Company has not experienced difficulty in retaining directors. The Company, however, believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, to attract new directors and to retain its current directors. Reincorporation in Delaware will allow the Company the increased flexibility and predictability afforded by Delaware law. Concurrent with the reincorporation, the Company proposes to adopt or maintain certain measures designed to make hostile takeovers of the Company more difficult. The Board believes that adoption of these measures will enable the Board to consider fully any proposed takeover attempt and to negotiate terms that maximize the benefit of any proposed takeover attempt to the Company and its shareholders.

     In recent years, a number of major public companies have obtained the approval of their shareholders to reincorporate in Delaware. For the reasons explained below, the Company believes it is beneficial and important that the Company likewise avail itself of Delaware law.

     For many years, Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has adopted comprehensive corporate laws that are revised regularly to meet changing business circumstances. The Delaware Legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law construing Delaware's corporate law. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in the Company's legal affairs than is presently available under Colorado law.

     In 1986, Delaware amended its corporate law to allow corporations to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances. It should be noted that Delaware law does not permit a Delaware corporation to limit or eliminate the liability of its directors for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit or for violations of federal laws such as the federal securities laws. Colorado amended its corporate law in 1987 in a manner similar to that of Delaware to permit a Colorado corporation to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances, and the Company amended its Articles of Incorporation in 1988 to take advantage of these changes in Colorado law. Nonetheless, the Board of Directors believes that the protection from liability for directors is somewhat greater under the Delaware law than under the Colorado law and therefore that Delaware incorporation will enhance the Company's ability to recruit and retain directors in the future. The Board has included such a provision in the Delaware Certificate of Incorporation (the "Delaware Certificate") and Bylaws (the "Delaware Bylaws"). Shareholders should, however, be aware that such a provision inures to the benefit of the directors, and the interest of the Board in recommending the reincorporation may therefore be in conflict with the interests of the shareholders. See "Indemnification and Limitation of Liability" for a more complete discussion of these issues.

     In addition, portions of the reincorporation proposal may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or a negative effect on the Company and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the board of directors of a corporation can seriously disrupt the business and management of a corporation and generally present to the shareholder the risk of terms that may be less than favorable to all of the shareholders than would be available in a board-approved transaction.

Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets.

     The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of the Company and its shareholders. Accordingly, the reincorporation plan includes certain proposals that may have the effect of discouraging or deterring hostile takeover attempts.

     Notwithstanding the Board's belief as to the benefits to shareholders of the anti-takeover measures, shareholders should recognize that one of the effects of such changes may be to discourage a future attempt to acquire control of the Company that is not presented to and approved by the Board of Directors, but that a substantial number and perhaps even a majority of the Company's shareholders might believe to be in their best interest or to provide a substantial premium to shareholders for their shares over the current market prices. As a result, shareholders who might desire to participate in such a transaction may not have an opportunity to do so.

     The Company's current Articles of Incorporation, as amended (the "Colorado Articles") and Bylaws (the "Colorado Bylaws") already include some provisions available to certain public companies under Colorado law that deter hostile takeover attempts, such as elimination of cumulative voting, and a requirement that a vacancy on the Board resulting from an increase in number of directors be filled by the majority vote of the directors. Such provisions will also be included in the Company's new charter documents following the reincorporation. In addition, the Delaware Certificate and Bylaws will contain provisions that prevent shareholders from removing any director without cause, eliminate shareholder actions by written consent, create advance notice requirements for director nominations and shareholder proposals and supermajority requirements for amendment of certain provisions in the Delaware Certificate and Bylaws.

     In considering the proposals, shareholders should be aware that the overall effect of certain of the proposed changes is to make it more difficult for holders of a majority of the outstanding shares of Common Stock to change the composition of the Board of Directors and to remove existing management in circumstances where a majority of the shareholders may be dissatisfied with the performance of the incumbent directors or otherwise desire to make changes.

     The provisions in the Company's new charter documents could make a proxy contest a less effective means of removing or replacing existing directors or could make it more difficult to make a change in control of the Company that is opposed by the Board of Directors. This strengthened tenure and authority of the Board of Directors could enable the Board of Directors to resist change and otherwise thwart the desires of a majority of the shareholders. Because these provisions may have the effect of continuing the tenure of the current Board of Directors, the Board has recognized that the individual director has a personal interest in these provisions that may differ from those of the shareholders. However, the Board believes that the primary purpose of these provisions is to ensure that the Board will have sufficient time to consider fully any proposed takeover attempt in light of the short and long-term benefits and other opportunities available to the Company and, to the extent the Board determines to proceed with the takeover, to negotiate effectively terms that would maximize the benefits to the Company and its shareholders.

     The Board of Directors has considered the potential disadvantages and believes that the potential benefits of the provisions included in the proposed charter documents outweigh the possible disadvantages. In particular, the Board believes that the benefits associated with attracting and retaining skilled and experienced outside directors and enabling the Board to fully consider and negotiate proposed takeover attempts, as well as the greater sophistication, breadth and certainty of Delaware law, make the reincorporation proposed beneficial to the Company, its management and its shareholders.

     The proposal to include these anti-takeover provisions in the proposed reincorporation does not reflect knowledge on the part of the Board of Directors or management of any proposed takeover or other attempt to acquire control of the Company. Management may in the future propose other measures designed to discourage takeovers apart from those proposed in this Proxy Statement, if warranted from time to time in the judgment of the Board of Directors.

     The proposed reincorporation would be accomplished by merging the Company into a newly formed Delaware corporation which, just before the merger, will be a wholly-owned subsidiary of the Company (the "Delaware Company"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached as Exhibit B to this Proxy Statement. Upon the effective date of the merger, the Delaware Company's name will remain Dynamic Materials Corporation. The reincorporation will not result in any changes in the Company's business, assets or liabilities, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees.

     Following the effectiveness of the proposed reincorporation, each outstanding share of Common Stock of the Company would automatically convert into one share of Common Stock of the Delaware Company, and shareholders of the Company would automatically become shareholders of the Delaware Company. On the effective date of the reincorporation, the number of outstanding shares of Common Stock of the Delaware Company would be equal to the number of shares of Common Stock of the Company outstanding immediately prior to the effective date of the reincorporation. In addition, each outstanding option or right to acquire shares of Common Stock of the Company would be converted into an option or right to acquire an equal number of shares of Common Stock of the Delaware Company, under the same terms and conditions as the original options or rights. All of the Company's employee benefit plans, including the 1992 Incentive Stock Option Plan and the Non-Employee Directors Stock Option Plan, as amended and restated in the form of the 1997 Equity Incentive Plan, would be continued by the Delaware Company following the reincorporation. Shareholders should recognize that approval of the proposed reincorporation will constitute approval of the adoption and assumption of those plans by the Delaware Company.

     No action need be taken by shareholders to exchange their stock certificates now; this will be accomplished at the time of the next transfer by the shareholder. Certificates for shares in the Company will automatically represent an equal number of shares in the Delaware Company upon completion of the merger.

     Under the Colorado Articles and the Colorado Bylaws, the affirmative vote of at least 50% of the outstanding shares of the Company's voting stock is required for approval of the reincorporation. If approved by the shareholders, it is anticipated that the reincorporation will be completed as soon thereafter as practicable. The reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after shareholder approval has been obtained if, in the opinion of the Board of Directors, circumstances arise that make such action advisable; provided, that any amendment that would effect a material change from the charter provisions discussed in this Proxy Statement would require further approval by the holders of at least 50% of the outstanding voting shares.

SIGNIFICANT CHANGES CAUSED BY REINCORPORATION

     In general, the Company's corporate affairs are governed at present by the corporate law of Colorado, the Company's state of incorporation, and by the Colorado Articles and the Colorado Bylaws, which have been adopted pursuant to Colorado law. The Colorado Articles and Colorado Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at Dynamic Materials Corporation, 551 Aspen Ridge Drive, Lafayette, Colorado 80026,
Attention: Corporate Secretary.

     If the reincorporation proposal is adopted, the Company will merge into, and its business will be continued by, the Delaware Company. Following the merger, issues of corporate governance and control would be controlled by Delaware law rather than Colorado law. The Colorado Articles and Colorado Bylaws will, in effect, be replaced by the Certificate of the Delaware Company (the "Delaware Certificate") and the Bylaws of the Delaware Company (the "Delaware Bylaws"), copies of which are attached as Exhibits C and D to this Proxy. Accordingly, the differences among these documents and between Delaware and Colorado law are relevant to your decision whether to approve the reincorporation proposal.

     A number of differences between Colorado and Delaware law and between provisions of the Colorado and Delaware charter documents are summarized in the chart below. Shareholders are requested to read the following chart in conjunction with the discussion following the chart and the Merger Agreement, the Delaware Certificate and the Delaware Bylaws attached to this Proxy Statement. For most items summarized in the chart, there is a reference to a page of this Proxy Statement on which a more detailed discussion appears.

                ISSUE                                 DELAWARE                               COLORADO
                -----                                 --------                               --------
Limitation of Liability of Directors     Delaware statute permits the           Colorado law permits the limitation
  and Officers (see page 18).              limitation of liability of             of liability of directors and
                                           directors and officers to the          officers to the corporation
                                           same extent as Colorado law;           except in connections with (i)
                                           however, Delaware's case law           breaches of the duty of loyalty;
                                           defining a director's fiduciary        (ii) acts or omissions not in
                                           duty to the Company is more            good faith or involving
                                           extensive than Colorado's. The         intentional misconduct or knowing
                                           Delaware Certificate provides          violations of law; (iii) the
                                           that the liability of directors        payment of unlawful dividends or
                                           shall be eliminated or limited to      unlawful stock repurchases or
                                           the fullest extent permissible by      redemptions; or (iv) transactions
                                           the Delaware General Corporation       in which a director received an
                                           Law, as it currently exists and        improper personal benefit. The
                                           as it may be amended.                  Colorado Articles provide for the
                                                                                  elimination or limitation of
                                                                                  liability to the fullest extent
                                                                                  permitted by the Colorado
                                                                                  Corporation Code.
Number of Directors (see page 18).       The number of directors may be         The number of directors must be set
                                           fixed by the Certificate of            forth in the corporation's
                                           Incorporation, amendment of which      Bylaws, amendment of which can be
                                           provision would require both           effected by either the Board of
                                           Board of Director and stockholder      Directors or the shareholders
                                           approval. The Delaware                 separately. The Colorado Bylaws
                                           Certificate provides the number        fix the number of directors at
                                           as that to be fixed exclusively        five.
                                           by the Board.
Classified Board (see page 18).          A corporation may have up to three     A corporation may have up to three
                                           classes in a classified board of       classes in a classified board of
                                           directors with staggered terms.        directors with staggered terms;
                                           The Delaware Certificate               however, the Colorado Bylaws
                                           presently designates three             provide that directors are
                                           classes of directors with              elected at each annual meeting of
                                           staggered terms.                       the shareholders rather than as
                                                                                  classes with staggered terms.
Removal of Directors by Shareholders     Stockholders may not remove            Shareholders may remove directors
  (see page 19).                           directors from a classified Board      without cause if the
                                           without cause unless the               corporation's Articles of
                                           corporation's Certificate of           Incorporation do not provide
                                           Incorporation specifically             otherwise and if the number of
                                           provides that stockholders may do      votes cast in favor of removal
                                           so. The Delaware Certificate           exceeds the number of votes cast
                                           presently provides for no removal      against removal. The Colorado
                                           without cause and removal for          Articles do not provide
                                           cause by affirmative vote of a         otherwise, and the Colorado
                                           majority of the outstanding            Bylaws provide that any director
                                           shares of voting stock entitled        may be removed without cause by a
                                           to vote at an election of              majority of shares entitled to
                                           directors.                             vote at a meeting expressly
                                                                                  called for that purpose.

                ISSUE                                 DELAWARE                               COLORADO
                -----                                 --------                               --------
Calling of Special Shareholder           Stockholders may call special          The Board of Directors, or persons
  Meeting (see page 20).                   meetings only if the                   authorized by the board of
                                           corporation's Certificate of           directors or the bylaws, may call
                                           Incorporation or bylaws so             a special meeting, as may
                                           provide. The Delaware Certificate      shareholders holding shares
                                           provides that only the Board of        representing at least 10% of all
                                           Directors, the Chairman of the         votes entitled to be cast on any
                                           Board or the Chief Executive           issue proposed to be considered
                                           Officer may call special               at a meeting. The Colorado Bylaws
                                           meetings.                              provide that the Board, the
                                                                                  President, or the holders of at
                                                                                  least 10% of all shares entitled
                                                                                  to be cast may call a special
                                                                                  meeting.
Shareholder Action by Written Consent    Unless the Certificate of              Unless the Articles of
  in Lieu of a Shareholder Vote at a       Incorporation provides otherwise,      Incorporation provide otherwise,
  Shareholder Meeting (see page 20).       any action that may be taken at a      any action that may be taken at a
                                           shareholders' meeting may be           shareholders' meeting may be
                                           taken without a meeting if             taken without a meeting if all of
                                           consents in writing are signed by      the shareholders entitled to vote
                                           the holders of outstanding stock       thereon consent to such action in
                                           having not less than the minimum       writing. The Colorado Articles do
                                           number of votes that would be          not provide otherwise, and the
                                           necessary to take such action at       Colorado Bylaws provide that any
                                           a meeting at which all shares          action that may be taken at a
                                           entitled to vote thereon were          shareholders' meeting may be
                                           present. The Delaware Certificate      taken without a meeting if all of
                                           provides, however, that no action      the shareholders entitled to vote
                                           shall be taken by the                  thereon consent to such action in
                                           stockholders by written consent,       writing.
                                           but rather that stockholders may
                                           take action at annual or special
                                           meetings.
Advance Notice Requirement for           Under Delaware law, there is no        Under Colorado law, there is no
  Shareholder Proposals and Director       specific requirement with regard       specific requirement with regard
  Nominations (see page 21).               to advance notice of director          to advance notice of director
                                           nominations and shareholder            nominations and shareholder
                                           proposals. The Delaware Bylaws         proposals. The Colorado Bylaws do
                                           provide that in order for              not restrict director
                                           director nominations and               nominations.
                                           stockholder proposals to be
                                           properly brought before the
                                           meeting, the stockholder must
                                           have delivered timely notice to
                                           the Secretary of the corporation.
Amendment of Certificate (see page       The Delaware Certificate provides      The Colorado Articles may be
  23).                                     that the provisions relating to        amended by the approval of a
                                           (i) indemnification of officers        majority of the members of the
                                           and directors; (ii) the number of      Board and a majority of the
                                           and election of directors; and         outstanding shares.
                                           (iii) the amendment of the
                                           Delaware Certificate can only be
                                           amended by the affirmative votes
                                           of the Board and the holders of
                                           at least 66 2/3 percent of the
                                           voting power of the outstanding
                                           voting stock; other provisions
                                           may be amended by the affirmative
                                           votes of the Board and holders of
                                           a majority of the voting power of
                                           the outstanding stock.
Amendment of Bylaws (see page 23).       The Delaware Bylaws may be amended     The Colorado Bylaws may be amended
                                           or repealed either by the Board        or repealed either by the Board
                                           or by the holders of at least          or by the holders of a majority
                                           66 2/3% of the voting power of         in interest of the outstanding
                                           the outstanding capital stock.         stock of the Company.

                ISSUE                                 DELAWARE                               COLORADO
                -----                                 --------                               --------
Loans to Officers and Directors (see     The Board of Directors may             The Board of Directors must provide
  page 23).                                authorize loans or guarantees to       at least ten-day notice to
                                           officers, including officers who       shareholders prior to offering
                                           are directors, if such loan or         loans or guarantees for the
                                           guaranty may reasonably be             benefit of directors or officers.
                                           expected to benefit the Company.       The Colorado Bylaws provide that
                                           The Delaware Bylaws provide that       loans or guarantees to directors
                                           the corporation may authorize          and officers require Board of
                                           loans or guarantees to officers,       Directors authorization and
                                           including those who are                approval by two- thirds of the
                                           directors, if the Board of             outstanding shares of the
                                           Directors reasonably expects such      corporation.
                                           assistance to benefit the
                                           corporation.
Other                                    A responsive legislature and larger    A moderately responsive legislature
                                           body of corporate case law in          and a limited body of corporate
                                           Delaware provide a more                case law in Colorado provide less
                                           predictable corporate legal            guidance for corporations in
                                           environment in Delaware.               Colorado.

INDEMNIFICATION AND LIMITATION OF LIABILITY

     Colorado and Delaware have similar laws respecting indemnification by a corporation of its directors, employees and other agents. Under both Colorado and Delaware law, corporations may limit the liability of directors, except in connection with the following instances: (a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith, or involving intentional misconduct or knowing violations of law;
(c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provision also may not limit director's liability for violation of, or otherwise relieve the Company or its directors from the necessity of complying with, federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

     The Colorado Articles eliminate the liability of directors to the corporation to the fullest extent permissible under Colorado law. In addition, the Company, following shareholder approval, entered into indemnification agreements with its officers and directors. The Delaware Certificate also eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law currently exists or as it may be amended in the future. Furthermore, a provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise. Under Delaware law, therefore, the indemnification agreements entered into by the Colorado Company with its officers and directors may be assumed by the Delaware Company upon completion of the proposed reincorporation. If the proposed reincorporation is approved, the indemnification agreements will be assumed as previously approved by the Company's shareholders without change. THUS A VOTE IN FAVOR OF THE PROPOSED REINCORPORATION WILL ALSO APPROVE ASSUMPTION OF THE INDEMNIFICATION AGREEMENTS IN THEIR PRESENT FORM. ALTHOUGH THE LAW IN THIS REGARD IS NOT CERTAIN, SHAREHOLDERS WHO VOTE IN FAVOR OF THE REINCORPORATION PROPOSAL, AND THEREBY APPROVE ASSUMPTION OF THE INDEMNITY CONTRACTS, MAY BE PREVENTED FROM CHALLENGING THE VALIDITY OF THE INDEMNITY CONTRACTS IN A SUBSEQUENT COURT PROCEEDING.

     The indemnification and limitation of liability provisions of Colorado law, and not Delaware law, will apply to actions of the directors and officers of the Colorado Company made prior to the proposed reincorporation. Nevertheless, the Board has recognized in considering this reincorporation proposal that the individual directors have a personal interest in obtaining the application of Delaware law to such indemnity and limitation of liability issues affecting them and the Company in the event they arise from a potential future case, and that the application of Delaware law, to the extent that any director or officer is actually indemnified in circumstances where indemnification would not be available under Colorado law, would result in expense to the Company that the Company would not incur if the Company were not reincorporated. The Board believes, however, that the overall effect of reincorporation is to provide a corporate legal environment that enhances the Company's ability to attract and retain high quality outside directors and thus benefits the interests of the Company and its shareholders.

OTHER MATTERS RELATING TO DIRECTORS

     Number of Directors Colorado law requires that the number of persons constituting the corporation's Board of Directors, whether a specific number or a range of size, be fixed by the Bylaws. Colorado law permits either the Board of Directors or the shareholders to amend the provision in the Bylaws that establishes the number of directors. The Colorado Bylaws provide for a Board of Directors of five members. The Bylaws also provide that either the Board or the shareholders may amend the Bylaws at any annual or special meeting.

     Delaware law permits the fixing of the number of directors in the certificate of incorporation, in which case the number of directors may be changed only by the manner specified in the Certificate of Incorporation or by amendment of the Certificate of Incorporation, which would require approval of both the shareholders and the Board. The Delaware Certificate provides that the number of directors shall be fixed exclusively by the Board of Directors by resolution.

     Elections; Classified Board of Directors. Both Colorado and Delaware law permit, but do not require, the adoption of a classified Board of Directors with staggered terms. A maximum of three classes of directors is permitted by both Colorado and Delaware law, with members of one class to be elected each year for a maximum term of three years. The Colorado Bylaws currently do not provide for a classified Board of Directors, but rather require that directors be elected at each annual meeting of the shareholders. The Delaware Certificate provides that the directors be divided into three classes, with staggered three-year terms.

     The existence of a classified Board may deter so-called "creeping acquisitions" in which a person or group seeks to acquire (i) a controlling position without paying a normal control premium to the selling stockholders;
(ii) a position sufficient to exert control over the Company through a proxy contest or otherwise; or (iii) a block of stock with a view toward attempting to promote a sale or liquidation or a repurchase by the Company of the block at a premium, or an exchange of the block for assets of the Company. Faced with a classified Board of Directors, such a person or group would have to assess carefully its ability to control or influence the Company. If free of the necessity to act in response to an immediately threatened change in control, the Board of Directors can act in a more careful and deliberative manner to make and implement appropriate business judgments in response to a creeping acquisition.

     The Board of Directors of the Colorado Company will also be the Board of Directors of the Delaware Company if the reincorporation proposal is approved. By approving Proposal 3, shareholders would be approving the election of the same directors as would be elected to the Board of Directors of the Company in the event the shareholders approve Proposal One. If the Reincorporation is approved, the Board will, by resolution, divide the directors into three classes designated as Class I, Class II and Class III. The term of office of the Class I directors will expire at the 1998 annual meeting of stockholders, and Class I directors will be elected for a full three-year term at such annual meeting. The terms of Class II and Class III directors will expire at the 1999 and 2000 annual meetings, respectively, and Class II and Class III directors will be elected for full three-year terms at those respective annual meetings. If adopted, the provision would be applicable to every subsequent election of directors and have the effect of requiring at least two annual meetings to gain control of the Board of Directors versus only one under the current system.

     Removal of Directors. Under Colorado law, shareholders may remove directors without cause if the corporation's Articles of Incorporation do not provide otherwise and if the number of votes cast in favor of removal exceed the number of votes cast against removal. The Colorado Articles allow such removal without cause because they do not provide otherwise. In addition, the Colorado Bylaws specifically provide that a majority of shares entitled to vote at a meeting expressly called to remove a director may remove such director without cause. Under Delaware law, stockholders may not remove directors on a classified Board of Directors without cause unless the corporation's Certificate of Incorporation provides for removal without cause. The Delaware Certificate provides that, subject to the rights of holders of any preferred stock, no director shall be removed without cause. The Delaware Certificate further provides that, subject to limitations imposed by law, directors may be removed with cause by an affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of voting stock. The term "cause" with respect to the removal of directors is not defined in the Delaware General Corporation Law, and its meaning has not been precisely delineated by the Delaware courts.

     Conversely, these provisions regarding number of directors, election and Board structure and removal of directors might be disadvantageous to stockholders because they might limit the stockholders' flexibility in determining the composition of the Board or making other changes even in circumstances where a majority of the stockholders might be dissatisfied with the performance of the incumbent directors. Under Delaware law, however, the Board has a fiduciary duty to act in the best interests of the stockholders. This duty offsets to a great extent the potential disadvantages to stockholders of these provisions.

CAPITALIZATION; BLANK CHECK PREFERRED

     The Company's capital stock consists of (a) fifteen million (15,000,000) authorized shares of Common Stock, par value Five Cents ($.05), of which 2,536,940 shares were issued and outstanding as of November 14, 1996, and (b) four million (4,000,000) authorized shares of Preferred Stock, par value Five Cents ($.05), of which none were issued and outstanding as of November 14, 1996.

     Upon the effectiveness of the reincorporation, the Delaware Company will have the same number of outstanding shares of Common Stock that the Company had outstanding immediately prior to the reincorporation.

     The capitalization of the Delaware Company is identical to the capitalization of the Company with authorized capital stock of fifteen million (15,000,000) shares of Common Stock, par value Five Cents ($.05) and four million (4,000,000) shares of Preferred Stock, par value Five Cents ($.05), consistent with maintaining adequate capitalization for the current needs of the Company. The Delaware Company's authorized but unissued shares of Preferred Stock will be available for future issuance.

     Under the Delaware Certificate, as under the Colorado Articles, the Board of Directors has the authority to determine or alter the rights, preferences, privileges and restrictions to be granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares constituting any such series and to determine the designation thereof. See "Anti-Takeover Measures."

     The Board may authorize the issuance of Preferred Stock in connection with various corporate transactions, including corporate partnering arrangements. The Board may also authorize the issuance of Preferred Stock for the purpose of adopting a shareholder rights plan. If the reincorporation is approved, it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of Preferred Stock, except as required by law or regulation.

SHAREHOLDER POWER TO CALL SPECIAL SHAREHOLDERS' MEETING

     Under Colorado law, a special meeting of shareholders may be called by the Board of Directors, a person authorized by the Board of Directors or Bylaws, or shareholders holding shares representing at least 10% of all votes entitled to be cast at such meeting. The Colorado Bylaws provide that the Board, the President, or holders of at least 10% of all shares entitled to be cast at such a meeting may call a special meeting. Under Delaware law, a special meeting of stockholders may be called by the Board of Directors or by any other person authorized to do so in the Certificate of Incorporation or the Bylaws. The Delaware Certificate provides that such a meeting may be called only by the Board, the Chairman of the Board, or the Chief Executive Officer. Elimination of the ability of stockholders holding 10% of the voting power of all stockholders to call a special meeting may lengthen the amount of time required to take stockholder actions because the Company and the Board of directors are only required to hold one meeting of stockholders per year. Such elimination of a stockholder power to call special meetings may deter hostile takeover attempts because, without the ability to call a special meeting, a holder or group of holders controlling a majority in interest of the corporation's capital stock will not be able to amend the Bylaws or remove directors until the annual meeting of stockholders is held.

ACTIONS BY WRITTEN CONSENT OF SHAREHOLDERS IN LIEU OF A SHAREHOLDER VOTE AT A SHAREHOLDER MEETING

     Under Colorado law, unless the articles of incorporation provide otherwise, any action that may be taken at a shareholders' meeting may be taken without a meeting if all shareholders entitled to vote thereon consent to such action in writings. Under Delaware law, unless the articles of incorporation provide otherwise, any action that may be taken at a shareholders' meeting may be taken without a meeting if consents in writing are signed by holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action if a meeting at which all shares entitled to vote thereon were present. The Colorado Articles do not eliminate shareholder action by written consent, and the Colorado Bylaws provide that shareholders may take actions by unanimous written consent. The Delaware Certificate eliminates actions by written consent of shareholders.

     Elimination of such shareholder written consents may lengthen the amount of time required to take shareholder actions because certain actions by written consent are not subject to a minimum notice requirement while a shareholders' meeting may be subject to such a minimum notice requirement. The elimination of shareholders written consents might deter hostile takeover attempts because of the lengthened shareholder approval process. Without the ability to act by written consent, a holder or group of holders controlling a majority in interest of the Company's capital stock would not be able to amend the Bylaws or remove directors pursuant to a written consent, but would rather have to wait until the annual meeting of stockholder to take action. The Board thinks this provision, like the other provisions to be included in the Delaware Certificate and Bylaws, will enhance the Board's opportunity to consider fully and negotiate effectively in the context of a takeover attempt.

ADVANCE NOTICE REQUIREMENT FOR SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

     There is no specific statutory requirement under either Colorado or Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals may be made without advance notice at the annual meeting. However, federal securities laws generally provide that shareholders who wish to include proposals in the Company's proxy materials must submit such proposals not less than 120 days in advance of the date of the proxy statement released in connection with the next annual meeting.

     The Colorado Bylaws do not restrict director nominations. The Delaware Bylaws provide that in order for director nominations or stockholder proposals to be properly brought before the meeting, the stockholder must have delivered timely notice to the Secretary of the corporation. To be timely, notice must have been delivered not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting. In the event that no annual meeting was held in the previous year or the date of the annual meeting was changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder must be received not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event public announcement of the date of such annual meeting was first made by the corporation fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation. Proper notice under the federal securities laws for a proposal to be included in the Company's proxy materials will constitute proper notice under the Delaware Bylaws. These notice requirements help ensure that stockholders are aware of all proposals to be voted on at the meeting and have the opportunity to consider each proposal in advance of the meeting.

ANTI-TAKEOVER MEASURES

     Delaware law has been widely viewed to permit a corporation greater flexibility in governing its internal affairs and its relationships with shareholders and other parties than do the laws of many other states, including Colorado. In particular, Delaware law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to hostile takeover attempts. Such measures may be more narrowly drawn under Colorado law. For example, certain types of "poison pill" defenses (such as shareholder rights plans) have been upheld by Delaware courts, while Colorado courts have yet to decide on the validity of such defenses, thus rendering their effectiveness in Colorado less certain.

     As discussed herein, certain provisions of the Delaware Certificate could be considered to be anti-takeover measures. The Company does not have any present intention of adopting any further anti-takeover measures (such as a shareholder rights plan), nor does the Board of Directors have knowledge that any attempt to gain control of the Company is being contemplated. However, as discussed above, numerous differences between Colorado and Delaware law, effective without additional action by the Delaware Company, could have a bearing on unapproved takeover attempts.

     One such difference is the existence of a Delaware statute regulating certain business combinations, which statute is intended to limit coercive takeovers of companies incorporated in Delaware. Colorado has no comparable statute. The Delaware law provides that a corporation may not engage in any business combination with any interested shareholder for a period of three years following the date that such shareholder became an interested shareholder, unless (i) prior to the date the shareholder became an interested shareholder the Board approved the business combination or the transaction that resulted in the shareholder becoming an interested shareholder, or (ii) upon consummation of the transaction that resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock, or (iii) the business combination is approved by the Board and authorized by 66 2/3% of the outstanding stock that is not owned by the interested stockholder. Any Delaware corporation may decide to opt out of the statute at any time by action of its stockholders. This statute will apply to the Company following the Reincorporation, and the Company has no present intention of opting out of the statute.

     There can be no assurance that the Board of Directors would not adopt any further anti-takeover measures available under Delaware law (some of which may not require shareholder approval). Moreover, the availability of such measures under Delaware law, whether or not implemented, may have the effect of discouraging a future takeover attempt that a majority of the Delaware Company's shareholders may deem to be in their best interests or that might provide shareholders with a premium for their shares over then current market prices. As a result, shareholders who might desire to participate in such transactions might not have the opportunity to do so. Shareholders should recognize that, if adopted, the effect of such measures, along with the possibility of discouraging takeover attempts, might be to limit in certain respects the rights of shareholders of the Delaware Company compared with the rights of shareholder of the Colorado Company.

     The Board of Directors recognizes that hostile takeover attempts do not always have unfavorable consequences or effects and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts (such as disruption of the Company's business and the possibility of terms that may be less than favorable to all of the shareholders than would be available in a Board approved transaction) are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts and to enable the Board to fully consider the proposed takeover attempt and actively negotiate its terms are in the best interests of the Company and its shareholders.

     In addition to the various anti-takeover measures that would be available to the Delaware Company after the reincorporation due to the application of Delaware law, the Delaware Company would retain the rights currently available to the Company under Colorado law to issue shares of its authorized but unissued capital stock. Following the effectiveness of the proposed reincorporation, shares of authorized and unissued Common Stock and Preferred Stock of the Delaware Company could (within the limits imposed by applicable law) be issued in one or more transactions, or Preferred Stock could be issued with terms, provisions and rights that would make more difficult and, therefore, less likely, a takeover of the Delaware Company. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock and Preferred Stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of the Delaware Company.

     It should be noted that the voting rights to be accorded to any unissued series of Preferred Stock of the Delaware Company ("Delaware Preferred Stock") remain to be fixed by the Delaware Board. Accordingly, if the Delaware Board so authorizes, the holders of Delaware Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions in circumstances where Delaware law does not ordinarily require such a class vote, or might be given a disproportionately large number of votes. Such Delaware Preferred Stock could also be convertible into a large number of shares of Common Stock of the Delaware Company under certain circumstances or have other terms that might make acquisition of a controlling interest in the Delaware Company more difficult or more costly, including the right to elect additional directors to the Delaware Board. Potentially, the Delaware Preferred Stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise gain control of the Delaware Company. Also, the Delaware Preferred Stock could be privately placed with purchasers who might side with the management of the Delaware Company in opposing a hostile tender offer or other attempt to obtain control.

     The Board may also authorize the issuance of Preferred Stock in connection with various corporate transactions, including corporate partnering arrangements. The Board may also authorize the issuance of Preferred Stock for the purpose of adopting a shareholder rights plan. However, future issuances of Delaware Preferred Stock as an anti-takeover device might preclude shareholders from taking advantage of a situation that might otherwise be favorable to their interests. In addition (subject to the considerations referred to above as to applicable law), the Delaware Board could authorize issuance of shares of Common Stock of the Delaware Company ("Delaware Common Stock") or Delaware Preferred Stock to a holder who might thereby obtain sufficient voting power to ensure that any proposal to alter, amend, or repeal provisions of the Delaware Certificate unfavorable to a suitor would not receive the necessary vote of 66 2/3 percent of the voting stock required for certain of the proposed amendments (as described below).

     If the reincorporation is approved, it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of the Delaware Preferred Stock or Delaware Common Stock, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessary for shareholder approval of a specific issuance would be a detriment to the Delaware Company and its shareholders. The Board of Directors does not intend to issue any Preferred Stock except on terms that the Board of Directors deems to be in the best interests of the Delaware Company and its then existing shareholders.

AMENDMENT OF CERTIFICATE

     The Colorado Articles may be amended by the approval of a majority of the members of the Board of Directors and by a majority of the outstanding shares. The Delaware Certificate provides that the provisions relating to (i) indemnification of officers and directors; (ii) the number of and election of directors; and (iii) the amendment of the Delaware Certificate can only be amended by the affirmative votes of the Board of Directors and the holders of at least 662/3 percent of the voting power of the outstanding voting stock of the Delaware Company. By raising the vote required to amend the aforementioned provisions, a holder or group of holders controlling a majority in interest of the Company's capital stock will face greater obstacles in amending those particular provisions in the Delaware Certificate.

AMENDMENT OF BYLAWS

     The Colorado Bylaws may be amended or repealed either by the Board of Directors or by the holders of a majority in interest of the outstanding stock of the Company. Upon the effectiveness of the proposed reincorporation, the Delaware Bylaws may be amended or repealed either by the Board of Directors or by the holders of at least 662/3 percent of the voting power of the outstanding capital stock of the Delaware Company. By raising the vote required to amend the Bylaws, a holder or group of holders controlling a majority in interest of the Company's capital stock will face greater obstacles in amending the Bylaws.

LOANS TO OFFICERS, DIRECTORS AND EMPLOYEES

     Colorado law provides that a corporation may not authorize any loan or guaranty for the benefit of any director until at least 10 days after providing written notice of the proposed authorization to shareholders who would be entitled to vote thereon if the issue of the loan or guaranty were submitted to a vote of the shareholders.

     Under Delaware law, a corporation may make loans to, or guarantee the obligations of, officers or other employees when in the judgment of the board of directors, the loan or guaranty may reasonably be expected to benefit the corporation. Both Colorado law and Delaware law permit such loans or guaranties to be unsecured and without interest.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     The reincorporation provided for in the Merger Agreement is intended to be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of consummation of the reincorporation, and no gain or loss will be recognized by the Company or the Delaware Company. Each former holder of capital stock of the Company will have the same basis in the capital stock of the Delaware Company received by such holder pursuant to the reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the reincorporation. Each shareholder's holding period with respect to the Delaware Company's capital stock will include the period during which such holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

     The foregoing is only a summary of certain federal income tax consequences. Shareholders should consult their own tax advisers regarding the specific tax consequences to them of the merger, including the applicability of the laws of any state or other jurisdiction.

BOARD RECOMMENDATION

     The foregoing discussion is an attempt to summarize the more important differences in the corporation laws of Delaware and Colorado and does not purport to be an exhaustive discussion of all of the differences. Such differences can be determined in full by reference to the Colorado Corporations Code and to the Delaware General Corporation Law. In addition, both Colorado and Delaware law provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the charter or bylaws of the corporation.

     A vote FOR the reincorporation proposal will constitute approval of the merger, the Delaware Certificate, the Delaware Bylaws, assumption of the indemnification agreements, the adoption and assumption by the Delaware Company of each of the Company's stock option, stock purchase and employee benefit plans and all other aspects of this Proposal 3.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

NO SHAREHOLDERS' APPRAISAL RIGHTS

     Under Section 7-113-102 of the Colorado Business Corporation Act ("CBCA"), shareholders of the Company will not be entitled to dissent and obtain payment of the fair value of their shares from the Company in connection with the Reincorporation because the Company's shares are listed on the NASDAQ National Market System at the time of the record date for the Annual Meeting.

       PROPOSAL 4 -- RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Arthur Andersen LLP as the Company's independent accountants for the fiscal year ending December 31, 1997 and has further directed that management submit the selection of independent accountants for ratification by the shareholders at the Annual Meeting. Arthur Andersen LLP has audited the Company's financial statements since 1991. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     Although, shareholder ratification of the selection of Arthur Andersen LLP as the Company's independent accountants is not required by the Company's Bylaws or otherwise, the Board is submitting the selection to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent accountants at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voted at the Annual Meeting will be required to ratify the selection of Arthur Andersen LLP.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 4.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of April 1, 1997 by: (i) each director and nominee for director; (ii) each of the Executive Officers ; (iii) all executive officers and directors of the Company as a group; and (iv) each person known by the Company to be the beneficial owner of more than five percent of the Company's Common Stock.

                                                                   BENEFICIAL
                                                                  OWNERSHIP(1)
                                                              ---------------------
                      NAME AND ADDRESS                         NUMBER      PERCENT
                    OF BENEFICIAL OWNER                       OF SHARES    OF TOTAL
                    -------------------                       ---------    --------
OKABENA Partners V-6........................................   264,000       9.9%
  422 IDS Center
  Minneapolis, MN 55402
Woodland Partners LLC.......................................   241,000       9.1%
  60 South Sixth Street, Suite 3750
  Minneapolis, MN 55402
William F. Sharp............................................   141,563       5.3%
  4004 Canter Court
  Valrico, FL 33594
Mr. Paul Lange(2)...........................................   136,996       5.1%
  551 Aspen Ridge Drive
  Lafayette, CO 80026
Michael C. Hone.............................................   134,808       5.0%
  3534 Clay Street
  San Francisco, CA 94118
Mr. Richard A. Santa........................................        --       --
Mr. Michael W. Beam(4)......................................    13,500       *
Mr. Edward G. Reineke(5)....................................    18,250       *
Mr. Dean K. Allen(6)........................................    12,500       *
Mr. David E. Bartlett(7)....................................     5,000       *
Dr. George W. Morgenthaler(8)...............................   102,078       3.8%
All executive officers and directors as a group (7
  persons)(9)...............................................   288,324      10.7%

---------------

 *  Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on shares outstanding on April 1, 1997, adjusted as required by rules promulgated by the SEC.

(2) Includes 7,111 shares subject to stock options exercisable within 60 days of April 1, 1997.

(3) Includes 59,660 shares held by Mr. Hone as trustee of a profit-sharing plan trust for his benefit and 10,000 shares held by Mr. Hone as trustee of a trust for the benefit of a third party.

(4) Includes 11,500 shares subject to stock options exercisable within 60 days of April 1, 1997.

(5) Includes 2,500 shares subject to stock option exercisable within 60 days of April 1, 1997.

(6) Includes 10,500 shares subject to stock options exercisable within 60 days of April 1, 1997.

(7) Consists solely of shares subject to stock options exercisable within 60 days of April 1, 1997.

(8) Includes 8,000 shares subject to stock options exercisable within 60 days of April 1, 1997.

(9) See Notes 2 and 4 through 8 above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) beneficial owners were complied with; except that one report, covering one transaction, was filed late by Mr. Beam, and an initial report of ownership was filed late by Mr. Bartlett.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     Each non-employee director of the Company receives a quarterly retainer of $1,000 and per meeting fees of $1,000 for attendance at Board meetings and $250 for attendance at committee meetings. In the fiscal year ended December 31, 1996, the total compensation paid to non-employee directors was $31,750. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings, in accordance with Company policy.

     Each non-employee director of the Company also receives stock option grants under the 1994 Plan, as amended and restated with the 1992 Plan in the form of the 1997 Plan. Only non-employee directors of the Company or an affiliate of such directors (as defined in the Code) are eligible to receive such options. The options are not intended by the Company to qualify as incentive stock options under the Code.

     Option grants under the 1994 Plan, as amended and restated with the 1992 Plan in the form of the 1997 Plan, are non-discretionary. Upon the initial election or appointment of a non-employee director to the Company's Board of Directors, such director is automatically granted, without further action by the Company, the Board of Directors or the shareholders of the Company, an option to purchase 7,500 shares of Common Stock of the Company. On the date of each annual meeting of the Company's shareholders, each person who is then a non-employee director and has continuously been a non-employee director since the last annual meeting is automatically granted an option to purchase 5,000 shares of Common Stock of the Company. The exercise price of such options is 100% of the fair market value of the Common Stock subject to the option on the date of the option grant. The options may not be exercised until the date upon which the optionee, or the affiliate of the optionee, as the case may be, has provided one year of continuous service as a non-employee director following the date of grant of the option, whereupon the option shall become fully exercisable in accordance with its terms. The term of each option is 10 years. In the event of a merger of the Company with or into another corporation, or a consolidation, acquisition of assets or other change-in-control transaction involving the Company, the vesting of each option will accelerate and the option will terminate if not exercised prior to the consummation of the transaction.

     During the fiscal year ended December 31, 1996, the Company granted options covering an aggregate of 22,500 shares to four individuals serving as non-employee directors of the Company, at a weighted-average exercise price of $6.58 per share. As of April 1, 1997 no options had been exercised under the 1994 Plan, as amended and restated with the 1992 Plan in the form of the 1997 Plan.

     In January 1997, the Company entered into an employment agreement with Mr. Lange, pursuant to which Mr. Lange will continue to serve as a director of the Company for so long as he is employed as the Company's Chief Executive Officer. See "Employment Agreement."

COMPENSATION OF EXECUTIVE OFFICERS

                            SUMMARY OF COMPENSATION

     The following table shows compensation awarded or paid to, or earned by, the Company's executive officers (the "Named Executive Officers") during the fiscal years ended December 31, 1996, 1995 and 1994:

                           SUMMARY COMPENSATION TABLE

                                                             ANNUAL COMPENSATION(1)                   LONG-TERM COMPENSATION
                                                   -------------------------------------------    -------------------------------
          NAME AND PRINCIPAL             FISCAL                                 OTHER ANNUAL        AWARDS          ALL OTHER
               POSITION                   YEAR     SALARY ($)    BONUS ($)    COMPENSATION ($)    OPTIONS (#)    COMPENSATION ($)
          ------------------             ------    ----------    ---------    ----------------    -----------    ----------------
Paul Lange.............................   1996      166,333       40,000            --              25,000                --
  President and                           1995      158,250       25,000            --              31,000                --
  Chief Executive Officer                 1994      150,000       25,000            --              30,000                --
Richard A. Santa.......................   1996       21,846           --            --              25,000                --
  Chief Financial Officer (2)
Michael W. Beam........................   1996      109,750       22,069                            20,000            10,147(4)
  Vice President,                         1995       80,250           --                            28,000             7,607(4)
  Marketing and Sales(3)
Edward G. Reineke......................   1996       79,922       14,493            --              17,500                --
  Vice President,                         1995       72,212           --            --              16,000                --
  Operations                              1994       69,152           --            --              15,000                --

---------------

(1) Perquisites, including auto allowance, were less than the lesser of $50,000 or 10% of total salary and bonus for each fiscal year.

(2) Mr. Santa joined the Company in October 1996.

(3) Mr. Beam joined the Company in April 1995.

(4) The Company made a relocation loan in the principal amount of $30,000 to Mr. Beam in July 1995, in connection with his joining the Company. The loan is being forgiven by the Company in monthly installments over a three-year period beginning in April 1995.

                       STOCK OPTION GRANTS AND EXERCISES

     The Company grants options to its executive officers under its 1992 Plan, as amended and restated with the 1994 Plan in the form of the 1997 Plan (collectively, the "Plans"). As of April 1, 1997, options to purchase a total
of     shares were outstanding under the Plans and options to
purchase     shares remained available for grant thereunder.

     The following tables show for the fiscal year ended December 31, 1996, certain information regarding options granted to, exercised by, and held at year-end by, the Named Executive Officers:

                          OPTION GRANTS IN FISCAL 1996

                                                 NUMBER OF
                                                SECURITIES        % OF TOTAL
                                                UNDERLYING      OPTIONS GRANTED   EXERCISE OR
                                                  OPTIONS       TO EMPLOYEES IN   BASE PRICE    EXPIRATION
                    NAME                        GRANTED (#)       FISCAL YEAR       ($/SH)       DATE (1)
                    ----                      ---------------   ---------------   -----------   ----------
Paul Lange..................................      25,000             14.9%          $7.875       11/03/06
Richard A. Santa............................      25,000             14.9%          $ 8.00       10/27/06
Michael W. Beam.............................      20,000             11.9%          $7.875       11/03/06
Edward G. Reineke...........................      17,500             10.4%          $7.875       11/03/06

---------------

(1) Any option that is exercisable on the date of termination of employment may be exercised for a period of 30 days following such termination, unless the termination was a result of death or disability, in which case the option may be exercised for a period of three months or 12 months, respectively.

       OPTION EXERCISES IN FISCAL 1996 AND FISCAL YEAR-END OPTION VALUES

                                                                        NUMBER OF
                                                                       SECURITIES             VALUE OF
                                                                       UNDERLYING            UNEXERCISED
                                                                       UNEXERCISED          IN-THE-MONEY
                                                                       OPTIONS AT            OPTIONS AT
                                                                    DECEMBER 31, 1996   DECEMBER 31, 1996 (1)
                                                                    -----------------   ---------------------
                                 SHARES ACQUIRED        VALUE         EXERCISABLE/          EXERCISABLE/
             NAME                ON EXERCISE (#)     REALIZED ($)      EXERCISABLE          UNEXERCISABLE
             ----                ---------------     ------------     ------------          -------------
Paul Lange....................          --                --         105,980/80,020       $858,482/$436,893
Richard A. Santa..............          --                --              --/25,000            -- /$ 34,375
Michael W. Beam...............          --                --           7,000/41,000       $ 48,906/$176,719
Edward G. Reineke.............          --                --          11,500/37,000       $ 75,437/$156,938

(1) i.e., value of options for which the fair market value of the Company's Common Stock at December 21, 1996 ($9.375) exceeds the exercise price.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                            By Order of the Board of Directors

                                            /s/ RICHARD A. SANTA
                                            RICHARD A. SANTA
                                            Chief Financial Officer and
                                            Secretary

April 17, 1997

     A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, DYNAMIC MATERIALS CORPORATION, 551 ASPEN RIDGE DRIVE, LAFAYETTE, COLORADO 80026.

                                                                       EXHIBIT A


                         DYNAMIC MATERIALS CORPORATION

                           1997 EQUITY INCENTIVE PLAN

                             ADOPTED MARCH 4, 1997

                    APPROVED BY STOCKHOLDERS ________, 1997


1.       PURPOSES.

         (A) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, and (iv) rights to purchase restricted stock. The Plan is intended to be an amendment of and continuation of the Company's 1992 Incentive Stock Option Plan and 1994 Nonemployee Director Stock Option Plan.

         (B) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

         (C) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 or 7 hereof, including Incentive Stock Options and Nonstatutory Stock Options or
(ii) stock bonuses or rights to purchase restricted stock granted pursuant to
Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.       DEFINITIONS.

         (A) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

         (B)     "BOARD" means the Board of Directors of the Company.

         (C)     "CODE" means the Internal Revenue Code of 1986, as amended.

         (D) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

         (E) "COMPANY" means Dynamic Materials Corporation, a Colorado corporation.




                                      1.

         (F) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

         (G) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board or the chief executive officer of the Company may determine, in that party's sole discretion, whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

         (H) "COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

         (I)     "DIRECTOR" means a member of the Board.

         (J) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (K) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (L) "FAIR MARKET VALUE" means, as of any date, the value of the common stock of the Company determined as follows.

                 (1) If the common stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Company's common stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

                 (2) In the absence of such markets for the common stock, the Fair Market Value shall be determined in good faith by the Board.

         (M) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.




                                      2.

         (N) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

         (O) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

         (P) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (Q)     "OPTION" means a stock option granted pursuant to the Plan.

         (R) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

         (S) "OPTIONEE" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

         (T) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the
Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

         (U)     "PLAN" means this 1997 Equity Incentive Plan.

         (V) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

         (W)     "SECURITIES ACT" means the Securities Act of 1933, as amended.

         (X) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, and any right to purchase restricted stock.






                                     3.

         (Y) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

3.       ADMINISTRATION.

         (A) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

         (B) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                 (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

                 (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                 (3)      To amend the Plan or a Stock Award as provided in
Section 13.

                 (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

         (C) The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who (1) are not then subject






                                     4.

to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

4.       SHARES SUBJECT TO THE PLAN.

         (A) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate nine hundred twenty-five thousand (925,000) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

         (B) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.       ELIGIBILITY.

         (A) Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted only to Employees, Directors or Consultants.

         (B) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

         (C) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than two hundred thousand (200,000) shares of the Company's common stock in any calendar year.

6.       OPTION PROVISIONS.

         Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

         (A) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.






                                     5.

         (B) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be set by the Board of Directors on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

         (C) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company,
(B) according to a deferred payment arrangement (however, in the event the Company reincorporates in Delaware, then payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment), or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

         In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

         (D) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. A Nonstatutory Stock Option may be transferable to the extent provided in the Option Agreement. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

         (E) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.






                                     6.

         (F) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise the Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise the entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise the Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

         (G) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise the Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve
(12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise the entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (H) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous






                                     7.

Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise the entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

                 (1) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

7.       OPTION GRANTS FOR NON-EMPLOYEE DIRECTORS.

         (A) INITIAL GRANT FOR NON-EMPLOYEE DIRECTORS. Each person who is elected for the first time to be a Non-Employee Director automatically shall, upon the date of such initial election, be granted an option to purchase seven thousand five hundred (7,500) shares of common stock of the Company on the terms and conditions set forth herein.

         (B) ANNUAL GRANT. On the date of each annual meeting of the Company's shareholders, (i) each person who is then a Non- Employee Director and continuously has been a Non-Employee Director since the last annual meeting automatically shall be granted an option to purchase five thousand (5,000) shares of common stock of the Company on the terms and conditions set forth herein and (ii) each other person who is then a Non-Employee Director automatically shall be granted an option to purchase, on the terms and conditions set forth herein, the number of shares of common stock of the Company (rounded up to the nearest whole share) determined by multiplying five thousand (5,000) shares by a fraction, the numerator of which is the number of days the person continuously has been a Non-Employee Director as of the date of such grant and the denominator of which is 365.

         (C) TERM. The term of each Non-Employee Director's option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant (or such shorter period specified in the Option Agreement). If the Non-Employee Director's Continuous Status as an Employee, Director or Consultant terminates, the option shall terminate on the earlier of the Expiration Date or the date three (3) months following the date of termination of such Continuous Status. In any and all circumstances, a Non-Employee Director's option may be exercised following termination of his or her Continuous Status as an Employee, Director or Consultant only as to






                                     8.

that number of shares as to which it was exercisable on the date of termination of such status under the provisions of subsection 7(g).

         (D) PRICE. The exercise price of each Non-Employee Director's option shall be set by the Board of Directors on the date such option is granted.

         (E) CONSIDERATION. Payment of the exercise price of each option may be made under one of the following alternatives, as specified in the Option
Agreement:

                 (1) Payment of the exercise price per share in cash or by check at the time of exercise; or

                 (2) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its fair market value on the date preceding the date of exercise; or

                 (3) Payment by a combination of the methods of payment specified in paragraphs (1) and (2) above.

         Notwithstanding the foregoing, a Non-Employee Director's option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.

         (F) TRANSFERABILITY. A Non-Employee Director's option shall be transferable only to the extent provided in the Option Agreement.

         (G) VESTING. A Non-Employee Director's option shall become exercisable as described in the Option Agreement.

8.       TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

         Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

         (A) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such Stock Award Agreement, but in no event shall the purchase price be less than eighty-five






                                     9.

percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

         (B) TRANSFERABILITY. Rights under a stock bonus or restricted stock purchase agreement shall be transferable only by will or the laws of descent and distribution, so long as stock awarded under such Stock Award Agreement remains subject to the terms of the Agreement.

         (C) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment arrangement (however, in the event the Company reincorporates in Delaware, then payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment), or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

         (D) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

         (E) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire, subject to the limitations described in subsection 8(d), any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

9.       CANCELLATION AND RE-GRANT OF OPTIONS.

         (A) The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option) or, in the case of a 10% stockholder (as described in subsection 5(b)) receiving a new grant of an Incentive Stock Option, not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may






                                     10.

grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(a) of the Code applies.

         (B) Shares subject to an Option canceled under this Section 9 shall continue to be counted against the maximum award of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option under this Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 9(b) shall be applicable only to the extent required by Section 162(m) of the Code.

10.      COVENANTS OF THE COMPANY.

         (A) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

         (B) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11.      USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12.      MISCELLANEOUS.

         (A) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

         (B) Neither an Employee, Director or Consultant nor any person to whom a Stock Award may be transferred shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

         (C) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of






                                     11.

Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause the right of the Company's Board of Directors and/or the Company's stockholders to remove any Director as provided in the Company's Bylaws and the provisions of the applicable laws of the Company's state of incorporation, or the right to terminate the relationship of any Consultant subject to the terms of such Consultant's agreement with the Company or Affiliate.

         (D) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds One Hundred Thousand Dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

         (E) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award may be transferred, as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

         (F) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.






                                     12.

13.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (A) If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person during any calendar year pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

         (B) In the event of: (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors then: (i) any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 13(b)) for those outstanding under the Plan, or
(ii) in the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, (A) with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated prior to such event and the Stock Awards terminated if not exercised (if applicable) after such acceleration and at or prior to such event, and (B) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised (if applicable) prior to such event.

14.      AMENDMENT OF THE PLAN AND STOCK AWARDS.

         (A) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment






                                     13.

shall be effective unless approved by the stockholders of the Company to the extent such approval is necessary for the Plan to satisfy the requirements of
Section 422 of the Code or any Nasdaq or securities exchange listing requirements.

         (B) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

         (C) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

         (D) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

         (E) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15.      TERMINATION OR SUSPENSION OF THE PLAN.

         (A) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth anniversary of the date the Plan was adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

         (B) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

16.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.






                                     14.

                                                                       EXHIBIT B

                          AGREEMENT AND PLAN OF MERGER



THIS AGREEMENT AND PLAN OF MERGER (the "MERGER AGREEMENT") is made as of ____ __, 1997, by and between Dynamic Materials Corporation, a Colorado corporation ("DYNAMIC MATERIALS"), and Boom, Inc., a Delaware corporation ("BOOM, INC."); (Dynamic Materials and Boom, Inc., collectively, the "CONSTITUENT
CORPORATIONS").

         The authorized capital stock of Dynamic Materials consists of fifteen million (15,000,000) shares of Common Stock, Five Cent ($.05) par value per share, and four million (4,000,000) shares of Preferred Stock, Five Cent ($.05) par value per share. The authorized capital stock of Boom, Inc., upon effectuation of the transactions set forth in this Merger Agreement, will consist of fifteen million (15,000,000) shares of Common Stock, Five Cent ($.05) par value per share, and four million (4,000,000) shares of Preferred Stock, Five Cent ($.05) par value per share.

         The directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations that Dynamic Materials merge with and into Boom, Inc. upon the terms and conditions provided herein.

         NOW, THEREFORE,the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that Dynamic Materials shall merge with and into Boom, Inc. on the following terms, conditions and other provisions:

1.       TERMS AND CONDITIONS

         1.1 MERGER. Dynamic Materials shall be merged with and into Boom, Inc. (the "MERGER"), and Boom, Inc. shall be the surviving corporation (the "SURVIVING CORPORATION") effective at 12:01 p.m., ____ __, 1997 (the "EFFECTIVE DATE").

         1.2 NAME CHANGE. On the Effective Date, the name of Boom, Inc. shall be Dynamic Materials Corporation.

         1.3 SUCCESSION. On the Effective Date, Boom, Inc. shall continue its corporate existence under the laws of the State of Delaware, and the separate existence and corporate organization of Dynamic Materials, except insofar as it may be continued by operation of law, shall be terminated and cease.

         1.4 TRANSFER OF ASSETS AND LIABILITIES. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all and singular rights, privileges, powers and franchises of each of the

Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, thereafter shall be the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their stockholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not been consummated, except as they may be modified with the consent of such creditors, and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

         1.5 COMMON STOCK OF DYNAMIC MATERIALS AND BOOM, INC. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their respective stockholders, (i) each share of Common Stock of Dynamic Materials issued and outstanding immediately prior thereto shall be combined, changed and converted into one (1) share of Common Stock of Boom, Inc., in each case fully paid and nonassessable, and (ii) each share of Common Stock of Boom, Inc. issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

         1.6 STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates that, prior to that time, represented shares of Common Stock of Dynamic Materials shall be deemed for all purposes to evidence ownership of and to represent the shares of Boom, Inc. into which the shares of Dynamic Materials represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distribution upon the shares of Boom, Inc. evidenced by such outstanding certificate as above provided.

         1.7 OPTIONS. On the Effective Date, if any options or rights granted to purchase shares of Common Stock of Dynamic Materials under the 1992 Incentive Stock Option Plan and the 1994 Nonemployee Directors Plan remain outstanding, then the Surviving Corporation will assume the outstanding and unexercised portions of such options and such options shall be changed and converted into options to purchase Common Stock of Boom,

Inc., such that an option to purchase one (1) share of Common Stock of Dynamic Materials shall be converted into an option to purchase one (1) share of Common Stock of Boom, Inc. No other changes in the terms and conditions of such options will occur.

         1.8 PURCHASE RIGHTS. On the Effective Date, the Surviving Corporation will assume the outstanding obligations of Dynamic Materials to issue Common Stock or other capital stock pursuant to contractual purchase rights granted by Dynamic Materials, and the outstanding and unexercised portions of all outstanding contractual rights to purchase Common Stock or other capital stock of Dynamic Materials shall be changed and converted into contractual rights to purchase Common Stock or other capital stock, respectively, of Boom, Inc. such that a contractual right to purchase one (1) share of Common Stock or other capital stock of Dynamic Materials shall be converted into a contractual right to purchase one (1) share of Common Stock or other capital stock, respectively, of Boom, Inc. No other changes in the terms and conditions of such contractual purchase rights will occur.

         1.9 EMPLOYEE BENEFIT PLANS. On the Effective Date, the Surviving Corporation shall assume all obligations of Dynamic Materials under any and all employee benefit plans in effect as of such date with respect to which employee rights or accrued benefits are outstanding as of such date. On the Effective Date, the Surviving Corporation shall adopt and continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Merger.

2.       CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         2.1 CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation of Boom, Inc. in effect on the Effective Date shall continue to be the Certificate of Incorporation of the Surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law. The Bylaws of Boom, Inc. in effect on the Effective Date shall continue to be the Bylaws of the Surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

         2.2 DIRECTORS. The directors of Dynamic Materials immediately preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified.

         2.3 OFFICERS. The officers of Dynamic Materials immediately preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

3.       MISCELLANEOUS

         3.1 FURTHER ASSURANCES. From time to time, and when required by the Surviving Corporation or by its successors and assigns, the Surviving Corporation shall execute and deliver, or cause to be executed and delivered, such deeds and other instruments, and the Surviving Corporation shall take or cause to be taken such further and other action as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Boom, Inc. and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are authorized fully in the name and on behalf of Boom, Inc. or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         3.2 AMENDMENT. At any time before or after approval by the stockholders of Dynamic Materials, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the stockholders of Dynamic Materials, the principal terms may not be amended without the further approval of the stockholders of Dynamic Materials) as may be determined in the judgment of the respective Board of Directors of Boom, Inc. and Dynamic Materials to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

         3.3 CONDITIONS TO MERGER. The obligation of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

                 (a) the Merger shall have been approved by the stockholders of Dynamic Materials in accordance with applicable provisions of the Colorado Business Corporation Act; and

                 (b) Dynamic Materials, as sole stockholder of Boom, Inc., shall have approved the Merger in accordance with the General Corporation Law of the State of Delaware; and

                 (c) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of Dynamic Materials to be material to consummation of the Merger shall have been obtained.

         3.4 ABANDONMENT OR DEFERRAL. Notwithstanding the approval of this Merger Agreement by the stockholders of Dynamic Materials or Boom, Inc., at any time before the Effective Date, (a) this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Dynamic Materials or Boom, Inc. or both or

(b) the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of Dynamic Materials and Boom, Inc., such action would be in the best interests of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or their respective Board of Directors or stockholders with respect thereto, except that Dynamic Materials shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

         3.5 COUNTERPARTS. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

         IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of Dynamic Materials and Boom, Inc., hereby is executed on behalf of each such corporations and attested by their respective officers thereunto duly authorized.



                                          DYNAMIC MATERIALS CORPORATION
                                          A Colorado Corporation



                                          By:
                                             --------------------------------
                                                  Paul Lange
                                                  Chief Executive Officer

ATTEST:



---------------------------------
Richard A. Santa
Secretary


                                          BOOM, INC.
                                          A Delaware Corporation



                                          By:
                                             --------------------------------
                                                  Paul Lange
                                                  Chief Executive Officer

ATTEST:



---------------------------------
Richard A. Santa
Secretary

                                                                       EXHIBIT C


                          CERTIFICATE OF INCORPORATION
                                       OF
                                   BOOM, INC.

         The undersigned, a natural person (the "SOLE INCORPORATOR"), for the purpose of organizing a corporation to conduct the business and promote the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware hereby certifies that:

                                       I.

         The name of this corporation is Boom, Inc.

                                      II.

         The address of the registered office of the corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, and the name of the registered agent of the corporation in the State of Delaware at such address is the The Corporation Trust Company.

                                      III.

         The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

                                      IV.

         A. This corporation is authorized to issue two classes of stock to be designated, respectively, "COMMON STOCK" and "PREFERRED STOCK." The total number of shares which the corporation is authorized to issue is nineteen million (19,000,000) shares. Fifteen million (15,000,000) shares shall be Common Stock, each having a par value of five cents ($.05). Four million (4,000,000) shares shall be Preferred Stock, each having a par value of five cents ($.05).

         B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate (a "PREFERRED STOCK DESIGNATION") pursuant to the Delaware General Corporation Law, to fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                     1.

                                       V.

         For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

         A.      1.       The management of the business and the conduct of the
affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted by the Board of Directors.

                 2. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the adoption and filing of this Certificate of Incorporation, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the adoption and filing of this Certificate of Incorporation, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the adoption and filing of this Certificate of Incorporation, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

         Notwithstanding the foregoing provisions of this Article, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

                 3. Subject to the rights of the holders of any series of Preferred Stock, no director shall be removed without cause. Subject to any limitations imposed by law, the Board of Directors or any individual director may be removed from office at any time with cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of voting stock of the corporation, entitled to vote at an election of directors (the "Voting Stock").

                 4. Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director

                                     2.

elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified.


         B.      1.       Subject to paragraph (h) of Section 43 of the Bylaws,
the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock. The Board of Directors shall also have the power to adopt, amend, or repeal Bylaws.

                 2. The directors of the corporation need not be elected by written ballot unless the Bylaws so provide.

                 3. No action shall be taken by the stockholders of the corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws and no action shall be taken by the stockholders by written consent.

                 4. Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption).

                 5. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the corporation shall be given in the manner provided in the Bylaws of the corporation.

                                      VI.

         A. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the fullest extent permitted by the Delaware General corporation Law, as so amended.

         B. Any repeal or modification of this Article VI shall be prospective and shall not affect the rights under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.





                                     3.

                                      VII.

         A. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph
B. of this Article VII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

         B. Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, and VII.

         The name and the mailing address of the Sole Incorporator is as follows:

              NAME                          MAILING ADDRESS

              Craig Garby                   Cooley Godward LLP
                                            2595 Canyon Blvd, Suite 250
                                            Boulder, CO  80302


         IN WITNESS WHEREOF, this Certificate has been subscribed this ----- day of March, 1997 by the undersigned who affirms that the statements made herein are true and correct.



                                            --------------------------------
                                            Craig Garby
                                            SOLE INCORPORATOR





                                     4.

                                                                       EXHIBIT D







                                    BYLAWS

                                      OF

                                  BOOM, INC.

                           (A DELAWARE CORPORATION)

      ARTICLE I.     OFFICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

          Section 1.     Registered Office. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
          Section 2.     Other Offices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

      ARTICLE II.    CORPORATE SEAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

          Section 3.     Corporate Seal.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

      ARTICLE III.   STOCKHOLDERS' MEETINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

          Section 4.     Place of Meetings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
          Section 5.     Annual Meetings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
          Section 6.     Special Meetings.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
          Section 7.     Notice of Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
          Section 8.     Quorum . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
          Section 9.     Adjournment and Notice of Adjourned Meetings . . . . . . . . . . . . . . . . . . 5
          Section 10.    Voting Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
          Section 11.    Joint Owners of Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
          Section 12.    List of Stockholders.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
          Section 13.    Action Without Meeting.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          Section 14.    Organization.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

      ARTICLE IV.    DIRECTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

          Section 15.    Number And Term Of Office. . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          Section 16.    Powers.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
          Section 17.    Classes of Directors.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
          Section 18.    Vacancies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
          Section 19.    Resignation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
          Section 20.    Removal. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
          Section 21.    Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

                  (a)    Annual Meetings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                  (b)    Regular Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                  (c)    Special Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                  (d)    Telephone Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                  (e)    Notice Of Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                  (f)    Waiver Of Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

          Section 22.    Quorum and Voting. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
          Section 23.    Action Without Meeting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
          Section 24.    Fees and Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .9
          Section 25.    Committees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .9

                  (a)    Executive Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                  (b)    Other Committees.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                  (c)    Term.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                  (d)    Meetings.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

          Section 26.    Organization.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11





                                       i.

      ARTICLE V.  OFFICERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

          Section 27.    Officers Designated  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
          Section 28.    Tenure and Duties of Officers  . . . . . . . . . . . . . . . . . . . . . . . .  11

                  (a)    General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                  (b)    Duties of Chairman of the Board of Directors . . . . . . . . . . . . . . . . .  12
                  (c)    Duties of President  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                  (d)    Duties of Vice Presidents  . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                  (e)    Duties of Secretary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                  (f)    Duties of Chief Financial Officer  . . . . . . . . . . . . . . . . . . . . . .  12

          Section 29.    Delegation of Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
          Section 30.    Resignations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
          Section 31.    Removal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

      ARTICLE VI.    EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED
                     BY THE CORPORATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

          Section 32.    Execution of Corporate Instruments . . . . . . . . . . . . . . . . . . . . . .  13
          Section 33.    Voting of Securities Owned by the Corporation  . . . . . . . . . . . . . . . .  14

      ARTICLE VII.   SHARES OF STOCK  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

          Section 34.    Form and Execution of Certificates . . . . . . . . . . . . . . . . . . . . . .  14
          Section 35.    Lost Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
          Section 36.    Transfers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
          Section 37.    Fixing Record Dates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
          Section 38.    Registered Stockholders  . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

      ARTICLE VIII.  OTHER SECURITIES OF THE CORPORATION  . . . . . . . . . . . . . . . . . . . . . . .  16

          Section 39.    Execution of Other Securities  . . . . . . . . . . . . . . . . . . . . . . . .  16

      ARTICLE IX.    DIVIDENDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

          Section 40.    Declaration of Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
          Section 41.    Dividend Reserve . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

      ARTICLE X.  FISCAL YEAR   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

          Section 42.    Fiscal Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

      ARTICLE XI.    INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

          Section 43.    Indemnification of Directors, Executive Officers, Other Officers,
                         Employees and Other Agents . . . . . . . . . . . . . . . . . . . . . . . . . .  17

                  (a)    Directors [And Executive Officers] . . . . . . . . . . . . . . . . . . . . . .  17
                  (b)    [Other Officers,] -[Use Previous Language If The Company Is Providing
                         Mandatory Indemnification Only To Directors Or Directors And
                         Executive Officers]-Employees and Other Agents.  . . . . . . . . . . . . . . .  18
                  (c)    Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18





                                      ii.

                  (d)    Enforcement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                  (e)    Non-Exclusivity of Rights  . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                  (f)    Survival of Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                  (g)    Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                  (h)    Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                  (i)    Saving Clause  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                  (j)    Certain Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

      ARTICLE XII.   NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

          Section 44.    Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

                  (a)    Notice To Stockholders . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                  (b)    Notice To Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                  (c)    Affidavit of Mailing . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                  (d)    Time Notices Deemed Given  . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                  (e)    Methods of Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                  (f)    Failure To Receive Notice  . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                  (g)    Notice To Person With Whom Communication Is Unlawful . . . . . . . . . . . . .  21
                  (h)    Notice To Person With Undeliverable Address  . . . . . . . . . . . . . . . . .  21

      ARTICLE XIII.  AMENDMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

          Section 45.    Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

      ARTICLE XIV.   LOANS TO OFFICERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

          Section 46.    Loans To Officers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22





                                      iii.

                                   BYLAWS
                                     OF
                                 BOOM, INC.

                          (A DELAWARE CORPORATION)

                                  ARTICLE I

                                   OFFICES

         SECTION 1. REGISTERED OFFICE. The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle. (Del. Code Ann., tit. 8, Section 131)

         SECTION 2. OTHER OFFICES. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require. (Del. Code Ann., tit. 8, Section 122(8))

                                   ARTICLE II

                                 CORPORATE SEAL

         SECTION 3. CORPORATE SEAL. The corporate seal shall consist of a die bearing the name of the corporation and the inscription, "Corporate Seal-Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. (Del. Code Ann., tit. 8, Section 122(3))

                                  ARTICLE III

                             STOCKHOLDERS' MEETINGS

         SECTION 4. PLACE OF MEETINGS. Meetings of the stockholders of the corporation shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the corporation required to be maintained pursuant to Section 2 hereof. (Del. Code Ann., tit. 8, Section 211(a))

         SECTION 5.       ANNUAL MEETINGS.

                 (a) The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. (Del. Code Ann., tit. 8, Section 211(b))

                 (b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be:
(A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth
(10th) day following the day on which public announcement of the date of such meeting is first made by the corporation. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation that are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted. (Del. Code Ann., tit. 8: Section 211(b))





                                       2.

                 (c) Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of paragraph (b) of this Section 5. Such stockholder's notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation that are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 5. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder's notice of nomination that pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded. (Del. Code Ann., tit. 8, Sections 212, 214).

                 (d) For purposes of this Section 5, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

         SECTION 6.       SPECIAL MEETINGS.

                 (a) Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and shall be held at such place, on such date, and at such time as the Board of Directors, shall fix.





                                       3.

                 (b) If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. If the notice is not given within sixty (60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

         SECTION 7. NOTICE OF MEETINGS. Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given. (Del. Code Ann., tit. 8, Sections 222, 229)

         SECTION 8. QUORUM. At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the vote cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the corporation; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding





                                       4.

shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series. (Del. Code Ann., tit. 8, Section 216)

         SECTION 9. ADJOURNMENT AND NOTICE OF ADJOURNED MEETINGS. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. (Del. Code Ann., tit. 8, Section 222(c))

         SECTION 10. VOTING RIGHTS. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period. (Del. Code Ann., tit. 8, Sections 211(e), 212(b))

         SECTION 11. JOINT OWNERS OF STOCK. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the General Corporation Law of Delaware, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest. (Del. Code Ann., tit. 8, Section 217(b))

         SECTION 12. LIST OF STOCKHOLDERS. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to





                                       5.

vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof and may be inspected by any stockholder who is present. (Del. Code Ann., tit. 8, Section 219(a))

         SECTION 13.      ACTION WITHOUT MEETING.

                 (a) No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, and no action shall be taken by the stockholders by written consent.

         SECTION 14.      ORGANIZATION.

                 (a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

                 (b) The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters that are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

                                   ARTICLE IV

                                   DIRECTORS

         SECTION 15. NUMBER AND TERM OF OFFICE. The authorized number of directors of the corporation shall be fixed in accordance with the Certificate of Incorporation. Directors need not be stockholders unless so required by the Certificate of Incorporation. If for any cause, the





                                       6.

directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws. (Del. Code Ann., tit. 8, Sections 141(b), 211(b), (c))

         SECTION 16. POWERS. The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation. (Del. Code Ann., tit. 8, Section 141(a))

         SECTION 17. CLASSES OF DIRECTORS. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the adoption and filing of this Certificate of Incorporation, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the adoption and filing of this Certificate of Incorporation, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the adoption and filing of this Certificate of Incorporation, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

         Notwithstanding the foregoing provisions of this Article, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

         SECTION 18. VACANCIES. Unless otherwise provided in the Certificate of Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director. (Del. Code Ann., tit. 8, Section 223(a), (b))

         SECTION 19. RESIGNATION. Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a





                                       7.

majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified. (Del. Code Ann., tit. 8, Sections 141(b), 223(d))

         SECTION 20. REMOVAL. Subject to the rights of the holders of any series of Preferred Stock, no director shall be removed without cause. Subject to any limitations imposed by law, the Board of Directors or any individual director may be removed from office at any time with cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of voting stock of the corporation, entitled to vote at an election of directors (the "Voting Stock").

         SECTION 21.      MEETINGS.

                 (a) ANNUAL MEETINGS. The annual meeting of the Board of Directors shall be held immediately before or after the annual meeting of stockholders and at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

                 (b) REGULAR MEETINGS. Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the corporation required to be maintained pursuant to Section 2 hereof. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may also be held at any place within or without the State of Delaware that has been designated by resolution of the Board of Directors or the written consent of all directors. (Del. Code Ann., tit. 8, Section 141(g))

                 (c) SPECIAL MEETINGS. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the President or any two of the directors (Del. Code Ann., tit. 8, Section 141(g))

                 (d) TELEPHONE MEETINGS. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting. (Del. Code Ann., tit. 8, Section 141(I))

                 (e) NOTICE OF MEETINGS. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, facsimile, telegraph or telex, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three (3) days before the date of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the





                                       8.

meeting, to the transaction of any business because the meeting is not lawfully called or convened. (Del. Code Ann., tit. 8, Section 229)

                 (f) WAIVER OF NOTICE. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting. (Del. Code Ann., tit. 8,
Section  229)

         SECTION 22.      QUORUM AND VOTING.

                 (a) Unless the Certificate of Incorporation requires a greater number and except with respect to indemnification questions arising under Section 43 hereof, for which a quorum shall be one-third of the exact number of directors fixed from time to time in accordance with the Certificate of Incorporation, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting. (Del. Code Ann., tit. 8, Section 141(b))

                 (b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws. (Del. Code Ann., tit. 8, Section 141(b))

         SECTION 23. ACTION WITHOUT MEETING. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee. (Del. Code Ann., tit. 8, Section 141(f))

         SECTION 24. FEES AND COMPENSATION. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor. (Del. Code Ann., tit. 8, Section 141(h))

         SECTION 25.      COMMITTEES.

                 (a) EXECUTIVE COMMITTEE. The Board of Directors may by resolution passed by a majority of the whole Board of Directors appoint an Executive Committee to consist of one





                                       9.

(1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, including without limitation the power or authority to declare a dividend, to authorize the issuance of stock and to adopt a certificate of ownership and merger, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation. (Del. Code Ann., tit. 8, Section 141(c))

                 (b) OTHER COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall such committee have the powers denied to the Executive Committee in these Bylaws. (Del. Code Ann., tit. 8, Section 141(c))

                 (c) TERM. Each member of a committee of the Board of Directors shall serve a term on the committee coexistent with such member's term on the Board of Directors. The Board of Directors, subject to the provisions of subsections (a) or (b) of this Bylaw may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. (Del. Code Ann., tit. 8, Section 141(c))

                 (d) MEETINGS. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this





                                      10.

Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place that has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee. (Del. Code Ann., tit. 8, Sections 141(c), 229)

         SECTION 26. ORGANIZATION. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

                                   ARTICLE V

                                    OFFICERS

         SECTION 27. OFFICERS DESIGNATED. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer, the Controller, all of whom shall be elected at the annual organizational meeting of the Board of Directors. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors. (Del. Code Ann., tit. 8, Sections 122(5), 142(a), (b))

         SECTION 28.      TENURE AND DUTIES OF OFFICERS.

                 (a) GENERAL. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner





                                      11.

removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors. (Del. Code Ann., tit. 8, Section 141(b), (e))

                 (b) DUTIES OF CHAIRMAN OF THE BOARD OF DIRECTORS. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 28. (Del. Code Ann., tit. 8, Section 142(a))

                 (c) DUTIES OF PRESIDENT. The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless some other officer has been elected Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. (Del. Code Ann., tit. 8, Section 142(a))

                 (c) DUTIES OF VICE PRESIDENTS. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. (Del. Code Ann., tit. 8, Section 142(a))

                 (e) DUTIES OF SECRETARY. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. (Del. Code Ann., tit. 8, Section 142(a))

                 (f) DUTIES OF CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as





                                      12.

required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. (Del. Code Ann., tit. 8, Section 142(a))

         SECTION 29. DELEGATION OF AUTHORITY. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

         SECTION 30. RESIGNATIONS. Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer. (Del. Code Ann., tit. 8, Section 142(b))

         SECTION 31. REMOVAL. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

                                   ARTICLE VI

   EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE
                                  CORPORATION

         SECTION 32. EXECUTION OF CORPORATE INSTRUMENTS. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation. (Del. Code Ann., tit. 8, Sections 103(a), 142(a), 158)

         Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and





                                      13.

certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, or the President or any Vice President, and by the Secretary or Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors. (Del. Code Ann., tit. 8, Sections 103(a), 142(a), 158)

         All checks and drafts drawn on banks or other depositories on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

         Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount. (Del. Code Ann., tit. 8, Sections 103(a), 142(a), 158).

         SECTION 33. VOTING OF SECURITIES OWNED BY THE CORPORATION. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President. (Del. Code Ann., tit. 8, Section 123)

                                  ARTICLE VII

                                SHARES OF STOCK

         SECTION 34. FORM AND EXECUTION OF CERTIFICATES. Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice





                                      14.

containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical. (Del. Code Ann., tit. 8, Section
158)

         SECTION 35. LOST CERTIFICATES. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed. (Del. Code Ann., tit. 8, Section 167)

         SECTION 36.      TRANSFERS.

                 (a) Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares. (Del. Code Ann., tit. 8, Section 201, tit. 6, Section 8- 401(1))

                 (b) The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware. (Del. Code Ann., tit. 8, Section 160 (a))

         SECTION 37.      FIXING RECORD DATES.

                 (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.





                                      15.

                 (b) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. (Del. Code Ann., tit. 8, Section 213)

         SECTION 38. REGISTERED STOCKHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware. (Del. Code Ann., tit. 8, Sections 213(a), 219)

                                  ARTICLE VIII

                      OTHER SECURITIES OF THE CORPORATION

         SECTION 39. EXECUTION OF OTHER SECURITIES. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.





                                      16.

                                   ARTICLE IX

                                   DIVIDENDS

         SECTION 40. DECLARATION OF DIVIDENDS. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation. (Del. Code Ann., tit. 8, Sections 170, 173)

         SECTION 41. DIVIDEND RESERVE. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created. (Del. Code Ann., tit. 8, Section 171)

                                   ARTICLE X

                                  FISCAL YEAR

         SECTION 42. FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                   ARTICLE XI

                                INDEMNIFICATION

         SECTION 43. INDEMNIFICATION OF DIRECTORS, EXECUTIVE OFFICERS, OTHER OFFICERS, EMPLOYEES AND OTHER AGENTS.

                 (a) DIRECTORS AND EXECUTIVE OFFICERS. The corporation shall indemnify its directors and executive officers (for the purposes of this Article XI, "executive officers" shall have the meaning defined in Rule 3b-7 promulgated under the 1934 Act) to the fullest extent not prohibited by the Delaware General Corporation Law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers; and, provided, further, that the corporation shall not be required to indemnify any director or executive officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation,
(iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Delaware General Corporation Law or (iv) such indemnification is required to be made under subsection (d).





                                      17.

                 (b) OTHER OFFICERS, EMPLOYEES AND OTHER AGENTS. The corporation shall have power to indemnify its other officers, employees and other agents as set forth in the Delaware General Corporation Law.

                 (c) EXPENSES. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or executive officer of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or executive officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this Bylaw or otherwise.

         Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Bylaw, no advance shall be made by the corporation to an executive officer of the corporation (except by reason of the fact that such executive officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

                 (d) ENFORCEMENT. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or executive officer. Any right to indemnification or advances granted by this Bylaw to a director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an executive officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such executive officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests





                                      18.

of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or executive officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or executive officer is not entitled to be indemnified, or to such advancement of expenses, under this Article XI or otherwise shall be on the corporation.

                 (e) NON-EXCLUSIVITY OF RIGHTS. The rights conferred on any person by this Bylaw shall not be exclusive of any other right that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Delaware General Corporation Law.

                 (f) SURVIVAL OF RIGHTS. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                 (g) INSURANCE. To the fullest extent permitted by the Delaware General Corporation Law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

                 (h) AMENDMENTS. Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

                 (i) SAVING CLAUSE. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and executive officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

                 (j) CERTAIN DEFINITIONS. For the purposes of this Bylaw, the following definitions shall apply:





                                      19.

                          (1)     The term "proceeding" shall be broadly
construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

                          (2)     The term "expenses" shall be broadly
construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

                          (3)     The term the "corporation" shall include, in
addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

                          (4)     References to a "director," "executive
officer," "officer," "employee," or "agent" of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

                          (5)     References to "other enterprises" shall
include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation that imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Bylaw.

                                  ARTICLE XII

                                    NOTICES

         SECTION 44.      NOTICES.

                 (a) NOTICE TO STOCKHOLDERS. Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post





                                      20.

office address as shown by the stock record of the corporation or its transfer agent. (Del. Code Ann., tit. 8, Section 222)

                 (b) NOTICE TO DIRECTORS. Any notice required to be given to any director may be given by the method stated in subsection (a), or by facsimile, telex or telegram, except that such notice other than one that is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

                 (c) AFFIDAVIT OF MAILING. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained. (Del. Code Ann., tit. 8, Section 222)

                 (d) TIME NOTICES DEEMED GIVEN. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at time of transmission.

                 (e) METHODS OF NOTICE. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

                 (f) FAILURE TO RECEIVE NOTICE. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

                 (g) NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

                 (h) NOTICE TO PERSON WITH UNDELIVERABLE ADDRESS. Whenever notice is required to be given, under any provision of law or the Certificate of Incorporation or Bylaws of





                                      21.

the corporation, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting that shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph. (Del. Code Ann, tit. 8, Section 230)

                                  ARTICLE XIII

                                   AMENDMENTS

         SECTION 45. AMENDMENTS. Subject to paragraph (h) of Section 43 of the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock. The Board of Directors shall also have the power to adopt, amend, or repeal Bylaws.

                                  ARTICLE XIV

                               LOANS TO OFFICERS

         SECTION 46. LOANS TO OFFICERS. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a Director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute. (Del. Code Ann., tit. 8, Section 143)





                                      22.

PROXY                   DYNAMIC MATERIALS CORPORATION                     PROXY
               551 Aspen Ridge Drive, Lafayette, Colorado 80026

     Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Shareholders -- May 23, 1997

     The undersigned hereby constitutes and appoints Paul Lange and Richard A. Santa, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of Dynamic Materials Corporation to be held at Nemacolin Woodlands Resort & Spa, Route 40E, Farmington, Pennsylvania, on Friday, May 23, 1997 at 12:00 p.m. local time and at any postponements, continuations and adjournments thereof, on all matters coming before said meeting.

1.   Election of Directors.                                    / /  FOR        / /  WITHHELD

                    Nominees: Dean K. Allen, David E. Barlett, Paul Lange, George W. Morgenthaler

                        (To withhold vote for any individual nominee, write that name below)


                       ----------------------------------------------------------------------

2.   Approval of 1997 Equity Incentive Plan.                   / /  FOR        / /  AGAINST             / /  ABSTAIN

3.   Reincorporation of the Company in Delaware.               / /  FOR        / /  AGAINST             / /  ABSTAIN

4.   Ratification of Selection of Independent Accountants.     / /  FOR        / /  AGAINST             / /  ABSTAIN

5.   In their discretion, upon the other matters as they may properly come before the meeting.

     You are encouraged to specify your choices by making the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Persons named herein as agents and proxies cannot vote your shares unless you sign and return this card.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR Proposals 1 through 4.


                                         Dated __________________________, 1997

                                         ______________________________________

                                         ______________________________________
                                                      Signature(s)

                                         Please mark, sign and return promptly
                                         using the enclosed envelope. Executors,
                                         administrators, trustees, etc. should
                                         give a title as such. If the signer is
                                         a corporation, please sign full
                                         corporate name by duly authorized
                                         officer.